THE MILESTONE FUNDS

115 East Putnam Avenue

Greenwich, CT 06830

December 20, 2011

Dear Shareholder:

The attached Prospectus/Proxy Statement discusses a proposal to be voted on by the shareholders of the Treasury Obligations Portfolio (the “Acquired Fund”), a series of The Milestone Funds, a Delaware statutory trust (the “Acquired Trust”).  As a shareholder of the Acquired Fund, you are being asked to approve an Agreement and Plan of Reorganization (the “Plan of Reorganization”) pursuant to the terms of which the Acquired Fund would be merged with and into the Milestone Treasury Obligations Fund (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”), which is a newly created series of the AdvisorOne Funds, a Delaware statutory trust (“AdvisorOne”).  The Acquired Fund and the Acquiring Fund possess substantially identical investment strategies and are managed by the same portfolio manager. The investment objective of the Acquiring Fund, however, is described slightly differently than that of the Acquired Fund in order to better reflect the strategies pursued by the Acquiring Fund.

You are being asked to review the Prospectus/Proxy Statement and to cast your vote on the proposal to merge the Acquired Fund into the Acquiring Fund. If the Plan of Reorganization is approved, both the Acquired Fund's investment adviser, CLS Investments, LLC (“CLS”), and portfolio manager, Marc Pfeffer, will remain the same.  Furthermore, the Acquiring Fund will have a substantially identical investment program as the Acquired Fund.  CLS and Gemini Fund Services, LLC, the administrator of both the Acquired Fund and the Acquiring Fund, will bear the costs directly related to the reorganization.  The Board of Trustees of the Acquired Trust (the “Acquired Trust Board”), on behalf of the Acquired Fund, unanimously recommends that you vote “FOR” the Plan of Reorganization.

If approved by shareholders, this is how the proposed reorganization will work:

➢

The Acquired Fund will transfer its assets to the Acquiring Fund.  The Acquiring Fund will also assume any outstanding liabilities of the Acquired Fund at the time of the proposed reorganization.

➢

In return, the Acquiring Fund will issue new shares to the Acquired Fund, which then will be distributed to you in an amount equal in number and value to your Acquired Fund shares. You will receive shares of the Acquiring Fund in the class of shares corresponding to your Acquired Fund shares.  For example, shareholders of Premium Class shares of the Acquired Fund will receive Premium Class shares of the Acquiring Fund equal in value to the holdings in the Acquired Fund.

➢

You will not incur any sales loads or similar transaction costs as a result of the proposed reorganization.

➢

It is intended that the proposed reorganization will be structured so that you will not incur any taxes.

In addition to considering the proposed Plan of Reorganization as described above, shareholders of the Acquired Fund also are being asked to approve a new investment advisory agreement by and among, the Acquired Trust and CLS (the “Proposed Advisory Agreement”).   You are being asked to approve the Proposed Advisory Agreement as a result of the termination of the previous investment advisory agreement with Milestone Capital Management, LLC ("Milestone") by the Acquired Trust Board.  Since the termination of the investment advisory agreement with Milestone, CLS has been serving as the investment adviser of the Acquired Fund pursuant to the terms of the an interim investment advisory agreement that was approved by the Acquired Trust Board at an in-person meeting on August 3, 2011.

More information on the specific details and reasons for each proposal are contained in the enclosed Combined Prospectus/Proxy Statement. The Notice of Special Meeting of Shareholders and the proxy card are also enclosed. Please read these documents carefully.

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, sign and date your proxy card and mail it promptly in the enclosed postage paid envelope.  Any proposal submitted to a vote at the meeting by anyone other than the officers or trustees of the Acquired Trust may be voted only in person or by written proxy.

If you have any questions, please call us at 1-800-941-6453 and we will be glad to assist you.

Sincerely,

/s/ Andrew Rogers
Andrew Rogers
President
The Milestone Funds

THE MILESTONE FUNDS TREASURY OBLIGATIONS PORTFOLIO

115 East Putnam Avenue

Greenwich, CT 06830

1-800-941-6453

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 27, 2011

To Shareholders of the Treasury Obligations Portfolio:

NOTICE IS HEREBY GIVEN of a Special Meeting of Shareholders (the “Meeting”) of the Treasury Obligations Portfolio (the “Acquired Fund”), a series of The Milestone Funds, a Delaware statutory trust (the “Acquired Trust”), that will be held at the offices of Gemini Fund Services, LLC, the administrator of both the Acquired Fund and the "Acquiring Fund" as such term is defined below, 450 Wireless Boulevard, Hauppauge, NY 11788 on December 27, 2011 at 10:00 AM Eastern Time, to consider and vote on the following:

1.

Approval of an Agreement and Plan of Reorganization by and among AdvisorOne Funds ("AdvisorOne”), on behalf of the Treasury Obligations Fund (the “Acquiring Fund”), the Acquired Trust, on behalf of the Acquired Fund, which provides for the acquisition of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund. A vote in favor of the Agreement and Plan of Reorganization will also constitute a vote in favor of the liquidation and dissolution of the Acquired Fund in connection with the reorganization.

2.

To approve a new Investment Advisory Agreement by and between, the Acquired Trust and CLS with respect to the Acquired Fund.  No fee increase is proposed.

3.

Any other business that may properly come before the meeting or any adjourned or postponed session of the Meeting.

The Board of Trustees of the Acquired Trust has fixed the close of business on November 21, 2011 as the record date for the Meeting. Shareholders of record are entitled to notice of, and to vote at, the Meeting and any adjourned or postponed session thereof.

The proposed reorganization is described in the attached Combined Prospectus/Proxy Statement and a form of the Agreement and Plan of Reorganization is attached as Appendix A to the Combined Prospectus/Proxy Statement. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Acquired Trust. The Board of Trustees of the Acquired Trust unanimously recommends approval of this proposal.

By Order of the Board of Trustees,

/s/ Brian Nielsen
Brian Nielsen
Secretary

December 20, 2011

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY

SHARES YOU OWN

Please indicate your voting instructions on the enclosed proxy card, sign and date the card and return the card in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED ABOVE.

To avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. To vote in this manner, you will need the “control” number that appears on your proxy card. Any proposal submitted to a vote at the Meeting by anyone other than the officers or trustees of the Trust may be voted only in person or by written proxy. In addition to the solicitation of proxies by mail, you may receive a call from a representative of The Milestone Funds or AdvisorOne if the Acquired Fund does not receive your vote.

Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards, they will not be voted and will not be counted as present at the Meeting.

ADVISORONE FUNDS Milestone Treasury Obligations Fund (the “Acquiring Fund”)	THE MILESTONE FUNDS Treasury Obligations Portfolio (the “Acquired Fund”)
4020 South 147th Street Omaha, NE 68137 1-866-811-0225	115 East Putnam Avenue Greenwich, CT 06830 1-800-941-6453

COMBINED PROSPECTUS/PROXY STATEMENT

This Combined Prospectus/Proxy Statement, including the attached appendices (the “Prospectus/Proxy Statement”) and the enclosed proxy card (the “Proxy Card”) are expected to be mailed to shareholders beginning on or about December 19, 2011. This Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies from the shareholders of the Acquired Fund and sets forth information you should know before voting on the following proposals:

Proposals:

1.

To approve an Agreement and Plan of Reorganization by AdvisorOne Funds (“AdvisorOne”), on behalf of the Acquiring Fund, The Milestone Funds (the “Acquired Trust”), on behalf of the Acquired Fund, which provides for the acquisition of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund (the "Plan of Reorganization"). A vote in favor of the Agreement and Plan of Reorganization will also constitute a vote in favor of the liquidation and dissolution of the Acquired Fund in connection with the reorganization (the “Proposed Reorganization”).

2. To approve a new Investment Advisory Agreement by and between, the Acquired Trust and CLS with respect to the Acquired Fund. No fee increase is proposed.
3. Any other business that may properly come before the meeting or any adjourned or postponed session of the Meeting.

The Acquired Fund and Acquiring Fund may be referred to herein as the “Funds.”

The Proposed Reorganization will be considered by shareholders of the Acquired Fund at a Special Meeting of Shareholders of the Acquired Fund (the “Meeting”) that will be held at the offices of the Acquired Fund’s administrator, 450 Wireless Boulevard, Hauppauge, NY 11788, on December 27, 2011 at 10:00 AM Eastern Time.  The Board of Trustees of the Acquired Trust recommends that shareholders approve the Proposed Reorganization.

AdvisorOne, a statutory trust organized under the laws of Delaware, is a registered open-end management investment company made up of multiple series of redeemable shares. Each series is operated as a separate mutual fund.  The Acquiring Fund is a series of AdvisorOne.  The Acquired Fund is a series of the Acquired Trust, also a Delaware statutory trust that is a registered open-end management investment company.

In approving the Plan of Reorganization, the Board of Trustees of the Acquired Trust (the “Acquired Trust Board”) considered, among other things, (1) the terms and conditions of the Plan of Reorganization; (2) the best interests of the shareholders of the Acquired Fund; (3) that the Acquired Fund shareholder interests would not be diluted as a result of the Proposed Reorganization (the exchange would take place at net asset value and there would be no sales charge or other charge imposed as a result of the Proposed Reorganization); (4) the expected federal income tax consequences of the Proposed Reorganization (the Proposed Reorganization is structured to qualify as a tax-free exchange); (5) the costs of the Proposed Reorganization are to be borne by CLS and GFS, and not by either the Acquired Fund or the Acquiring Fund; and (6) the performance history and continuing portfolio management of the portfolio manager of the Acquired Fund, Marc Pfeffer, who will continue in that same capacity with CLS.

This Prospectus/Proxy Statement constitutes the proxy statement of the Acquired Fund for the Meeting and the prospectus for the shares of the Acquiring Fund that are currently being registered with the Securities and Exchange Commission (“SEC”) and are to be issued by the Acquiring Fund in connection with the Proposed Reorganization.

If approved by the Acquired Fund shareholders, the Proposed Reorganization will be effected by the transfer of all the assets of the Acquired Fund in exchange solely for Premium Class shares, Financial Class shares, Institutional Class shares and Investor Class shares of the Acquiring Fund and the Acquiring Fund’s assumption of all liabilities of the Acquired Fund.  The Acquiring Fund offers the same classes of shares as the Acquired Fund.  On the day of the Proposed Reorganization, each Acquired Fund shareholder will receive shares of the Acquiring Fund in the same share class and with the same total net asset value as their Acquired Fund shares.  These events, collectively, are referred to in this Prospectus/Proxy Statement as the “Reorganization.”  A proposed form of Agreement and Plan of Reorganization is enclosed with this Prospectus/Proxy Statement as Appendix A – Form of Agreement and Plan of Reorganization.

This Prospectus/Proxy Statement sets forth certain information that a shareholder of the Acquired Fund should know before voting on the Proposed Reorganization and should be retained for future reference.  In addition to this combined Prospectus/Proxy Statement, the following documents have been filed with the SEC and are hereby incorporated into this Prospectus/Proxy Statement by reference:

•

The Statement of Additional Information of the Acquiring Fund dated December 19, 2011, relating to this Prospectus/Proxy Statement (the “Reorganization SAI”).

•

The Prospectus of the Acquired Fund, dated March 30, 2011, as supplemented.

•

The Statement of Additional Information of the Acquired Fund, dated March 30, 2011, as supplemented.

The following documents have been filed with the SEC and are incorporated into the Reorganization SAI by reference:

•

The Report of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of the Acquired Fund, as of and for the period ended November 30, 2010; and

•

The Semi-Annual Report to Shareholders of the Acquired Fund, as of and for the period ended May 31, 2011.

The Acquired Fund has previously sent its Annual Report to its shareholders. For a free copy of this report or any of the documents listed above relating to the Acquired Fund, shareholders may call 1-800-941-6453 or write to the Acquired Fund at the address listed on the cover of this Prospectus/Proxy Statement. Shareholders may also obtain the Acquired Fund’s Prospectus by accessing the Acquired Fund’s web site at www.milecap.com.

As of the date of this Prospectus/Proxy Statement, the Acquiring Fund had not yet begun operations; therefore, historical financial information and an annual report for the Acquiring Fund are not available.

For a free copy of any of the documents described above, you may call 1-800-941-6453, or you may write to the Acquired Trust at the address listed on the cover of this Prospectus/Proxy Statement.  Shareholders may also obtain the Acquired Fund’s Prospectus by accessing the Acquired Fund’s web site at www.milecap.com.  In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090).  You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to:  Securities and Exchange Commission, Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102.  You may also obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

SHARES OF THE ACQUIRING FUND AND THE ACQUIRED FUND ARE NOT A DEPOSIT OF ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (“FDIC”) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE ACQUIRED TRUST OR ADVISORONE.

TABLE OF CONTENTS

QUESTIONS AND ANSWERS REGARDING THE PROPOSALS
PROPOSAL 1
SYNOPSIS OF THE PROPOSED REORGANIZATION	1
PRINCIPAL RISK FACTORS	11
INFORMATION ABOUT THE REORGANIZATION	12
MANAGEMENT AND ARRANGEMENTS WITH SERVICE PROVIDERS	17
PROPOSAL 2	18
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	21
INFORMATION RELATING TO VOTING MATTERS	22
DESCRIPTION OF THE SECURITIES TO BE ISSUED	23
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND ACQUIRED FUND	23
LEGAL MATTERS	24
EXPERTS	24
OTHER BUSINESS	25
SHAREHOLDER INQUIRIES	25
FINANCIAL HIGHLIGHTS	25
APPENDIX A – FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1
APPENDIX B - FORM OF PROPOSED INVESTMENT ADVISORY AGREEMENT BY AND BETWEEN THE MILESTONE FUNDS, ON BEHALF OF THE TREASURY OBLIGATIONS PORTFOLIO, AND CLS INVESTMENTS, LLC	B-1
APPENDIX C - INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE ACQUIRING FUND AND RELATED PRINCIPAL RISKS	C-1
APPENDIX D - INFORMATION APPLICABLE TO THE ACQUIRING FUND MANAGEMENT OF THE ACQUIRING FUND AND OTHER ARRANGEMENTS WITH SERVICE PROVIDERS	D-1
APPENDIX E - CAPITALIZATION	E-1
APPENDIX F – COMPARISON OF ORGANIZATIONAL DOCUMENTS	F-1

QUESTIONS AND ANSWERS REGARDING THE PROPOSALS

The following questions and answers provide an overview of key features of the Proposed Reorganization and the Proposed Investment Advisory Agreement (the "Proposed Advisory Agreement"). Please review this Prospectus/Proxy Statement prior to casting a vote. You may also obtain a copy of the Acquired Fund’s prospectus and statement of additional information by calling 1-800-941-6453.  Please call 1-866-811-0225 with any questions about the Proposed Reorganization or this Prospectus/Proxy Statement generally.

Q.

WHAT IS THIS DOCUMENT AND WHY ARE WE SENDING IT TO YOU?

A.

This document is a combined proxy statement for the Treasury Obligations Portfolio (the "Acquired Fund") a series of The Milestone Funds, a Delaware statutory trust (the "Acquired Trust"), and a prospectus for the Milestone Treasury Obligations Fund (the “Acquiring Fund”), a newly created series of the AdvisorOne Funds, a Delaware statutory trust ("AdvisorOne" or the "Acquiring Trust").  This Prospectus/Proxy Statement contains information the Acquired Fund shareholders should know before voting on the proposed reorganization of the Acquired Fund into the Acquiring Fund and the Proposed Advisory Agreement and should be retained for future reference.

Q.

WHAT IS THE PROPOSED REORGANIZATION?

A.

Shareholders of the Acquired Fund are being asked to approve the Agreement and Plan of Reorganization by and between the Acquired Trust, on behalf of the Acquired Fund, and AdvisorOne, on behalf of the Acquiring Fund (the "Plan of Reorganization").  A copy of a form of the Plan of Reorganization is attached as Appendix A to this Prospectus/Proxy Statement. If approved by the shareholders and subject to certain other conditions being satisfied or waived, the Acquired Fund will transfer all of its assets to the Acquiring Fund solely in exchange for shares of the Acquiring Fund. At the same time, the Acquiring Fund will assume all the liabilities of the Acquired Fund. Following the transfer, you will receive, without paying any sales charges and on a tax-free basis (for U.S. federal income tax purposes), a number of full and fractional shares of the Premium Class, Financial Class, Institutional Class, and Investor Class of the Acquiring Fund corresponding to the Premium Class, Financial Class, Institutional Class and Investor Class shares you hold in the Acquired Fund equal to the value of the net assets of the Acquired Fund, as determined using the Acquiring Trust’s valuation policies and procedures, transferred to the Acquiring Fund and attributable to you on the Closing Date, as defined below.  The Acquired Fund will then be liquidated and dissolved. These events, collectively, are referred to in this Prospectus/Proxy Statement as either the “Reorganization” or the "Proposed Reorganization."  The Acquiring Fund will commence investment operations upon the consummation of the Reorganization.

Q.

WHEN WILL THE REORGANIZATION TAKE PLACE?

A.

The closing of the Reorganization (the “Closing”) is contingent upon certain conditions either being satisfied or waived.  In the event that the shareholders of the Acquired Fund approve the Agreement and Plan of Reorganization but the Reorganization does not close, such approval shall not be deemed to be an independent approval of the liquidation and dissolution of the Acquired Fund. If the Reorganization is not consummated, the Board of Trustees of the Acquired Trust (the "Acquired Trust Board") may consider possible alternative arrangements in the best interests of the Acquired Fund and its shareholders. The Closing is scheduled to occur on or before January 31, 2012 or such other date as the parties may agree (the “Closing Date”).

Q.

WHY IS THE REORGANIZATION BEING PROPOSED?

A

AdvisorOne, CLS Investments, LLC ("CLS") and the Acquired Trust Board are proposing the Reorganization because it offers shareholders of the Acquired Fund the opportunity to invest in a fund with substantially similar investment policies and the same portfolio manager, and because, absent such reorganization, the Acquired Trust Board would need to consider other, less attractive alternatives, such as liquidating the Acquired Fund.

The Acquired Trust Board has carefully considered the anticipated benefits and costs of the proposed Reorganization.  The Acquired Trust Board unanimously approved the Proposed Reorganization in respect of the Acquired Fund and recommended its approval by shareholders of the Acquired Fund.

For a more complete discussion of the factors affecting the decision of the Acquired Trust Board, please see “Information About the Reorganization - Board of Trustees’ Considerations.”

Q.

HOW WILL THIS AFFECT ME AS AN ACQUIRED FUND SHAREHOLDER?

A.

You will become a shareholder of the Acquiring Fund.  Having been appointed by the Acquired Trust Board to replace Milestone Capital Management LLC (the "Acquired Fund Adviser" or "Milestone") as the investment adviser to the Acquired Fund, CLS will continue to serve as the Acquired Fund's investment adviser.  In addition, the current portfolio manager of the Acquired Fund, Marc Pfeffer, will continue in that capacity in connection with CLS and the management of the Acquiring Fund.  As a shareholder of Premium Shares, Financial Shares, Institutional Shares and/or Investor shares of the Acquired Fund, you will receive corresponding shares of the Acquiring Fund equal in value to your holdings in the shares of the Acquired Fund.  There will be no sales charges or redemption fees applied in connection with the proposed reorganization. Net fees of the Acquiring Fund are contractually limited to be no more than the Acquired Fund’s net fees through March 31, 2013. However, the fees of the Acquiring Fund absent these waivers and reimbursements would be higher than those of the Acquired Fund. The Acquiring Fund shares that you receive will have a total net asset value equal to the total net asset value of the Acquired Fund shares you held as of the closing date of the Reorganization.

Q.

WILL THE PROPOSED REORGANIZATION RESULT IN ANY TAXES?

A.

We expect that neither the Acquired Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization.

Q.

WHY AM I BEING ASKED TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT?

A.

On August 3, 2011, the Acquired Trust’s Board of Trustees voted to terminate the advisory agreement with Milestone.  The Board then approved an interim investment advisory agreement with CLS, as permitted by the Investment Company Act of 1940, and the Proposed Advisory Agreement to be submitted for approval by shareholders.  Both agreements provide for fees to be paid to CLS that are no greater than the fees paid to Milestone

Q.

WHO IS PAYING THE COSTS OF THE PROPOSED REORGANIZATION?

A.

CLS and Gemini Fund Services, LLC, the administrator of both the Acquired Trust and the Acquiring Trust, will pay the costs associated with the proposed reorganization of the Acquired Fund into the Acquiring Fund. Neither the Acquired Fund nor the Acquiring Fund or any of their respective shareholders will bear any of these costs.

Q.

HOW DO I CONTACT YOU?

A.

If you have any questions about the proposal or the proxy card, or to learn more about CLS and the Acquiring Fund, please call us, toll-free, at 1-866-811-0225.

PLEASE VOTE.

                                                                                                                     YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

PROPOSAL 1

SYNOPSIS OF THE PROPOSED REORGANIZATION

The Proposed Reorganization.

The following is a summary of certain information relating to the Proposed Reorganization of the Acquired Fund, a series of the Acquired Trust into the Acquiring Fund a series of AdvisorOne (and is qualified in its entirety by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement and the attached appendices.

About the Proposed Reorganization.

The Acquired Trust Board and the Board of Trustees of AdvisorOne (the “AdvisorOne Board”), including in each case all the trustees who are not “interested persons” of the Acquired Trust or AdvisorOne within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”), propose that the Acquired Fund reorganize into the Acquiring Fund and that each shareholder of the Acquired Fund become a shareholder of the Acquiring Fund.  (The Acquired Fund and the Acquiring Fund each may be referred to herein as a “Fund” and collectively, as the “Funds.”)

The Proposed Reorganization will have two steps:

•

First, if the shareholders of the Acquired Fund approve the Plan of Reorganization, the Acquired Fund will transfer all of its assets to the Acquiring Fund.  In exchange, the Acquired Fund will receive shares of the Premium Class, Financial Class, Institutional Class and Investor Class of the Acquiring Fund equal in number and net asset value to shares of the Acquired Fund's Premium Class, Financial Class, Institutional Class and Investor Class, calculated as of the close of business on the date of closing of the Proposed Reorganization (the “Closing Date”). The Acquiring Fund will assume all of the Acquired Fund’s liabilities.

•

Second, the Acquiring Fund, through its transfer agent, will open an account for each shareholder of the Acquired Fund and will credit each such account with shares of the Premium Class, Financial Class, Institutional Class and Investor Class of the Acquiring Fund equal in number and net asset value to the Acquired Fund shares that the shareholder owned on the Closing Date.

Approval of the Plan of Reorganization will constitute approval of the above-described transfer of assets, assumption of liabilities, and distribution of shares of the Acquired Fund.

No sales charge or fee of any kind will be charged to shareholders of the Acquired Fund in connection with the Proposed Reorganization. Consummation of the Proposed Reorganization is subject to a number of conditions.

Board Considerations.

Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, each of the Acquired Trust Board and the AdvisorOne Board has determined that the Proposed Reorganization is in the best interests of shareholders of the Acquired Fund and the Acquiring Fund, respectively, and the Acquired Trust Board has determined that the interests of existing shareholders of the Acquired Fund will not be diluted as a result of the Proposed Reorganization. See “Information Relating to the Proposed Reorganization -- Board Considerations.”

The Acquired Trust Board approved the Plan of Reorganization at a meeting held on August 3, 2011. A vote of shareholders of the Acquiring Fund is not needed to approve the Reorganization.

Reasons for the Proposed Reorganization.

The primary reason for the Proposed Reorganization is to provide for the ongoing management of the Acquired Fund.  Due to various business reasons, on August 4, 2011, CLS, the current investment adviser for the various series of AdvisorOne, became the investment adviser for the Acquired Fund under an Interim Investment Advisory Agreement between CLS and the Acquired Trust, on behalf of the Acquired Fund (the "Interim Advisory Agreement").  The Interim Advisory Agreement was approved by the Acquired Trust Board at an in-person meeting on August 3, 2011.  In addition to considering the Proposed Reorganization, shareholders of the Acquired Fund also are being asked to approve an investment advisory agreement between the Acquired Trust and CLS with respect to the Acquired Fund on substantially the same terms as the Interim Advisory Agreement (the "Proposed Investment Advisory Agreement").  Approval of the Proposed Investment Advisory Agreement will not result in an increase in advisory fees.  If shareholders of the Acquired Fund approve the Proposed Investment Advisory Agreement at this Special Meeting, CLS will continue as the Acquired Fund’s investment adviser.  Under both the Interim Investment Advisory Agreement and the Proposed Investment Advisory Agreement, if approved by the Acquired Fund Shareholders, Marc Pfeffer would continue as the Acquired Fund’s portfolio manager.  Mr. Pfeffer, in the event that the Proposed Reorganization is approved by shareholders of the Acquired Fund, also would serve as the portfolio manager of the Acquiring Fund.

In addition to approval of the Interim Advisory Agreement and the Proposed Advisory Agreement, the Acquired Trust Board also approved a change in the administrator for the Acquired Fund.  Effective August 4, 2011, Gemini Fund Services, LLC ("GFS"), the administrator for AdvisorOne and an affiliate of CLS, became the administrator for the Acquired Fund replacing the previous administrator, Milestone.  The Acquired Trust Board further approved a distribution agreement with respect to shares of the Acquired Fund with Northern Lights Distributors, LLC, the distributor for AdvisorOne and an affiliate of both CLS and GFS, on similar terms as the previous distribution agreement with ALPS Distributors, Inc.

Finally, as part of the transition to CLS, the Acquired Trust Board also appointed new officers for the Acquired Fund.  More specifically, the Acquired Trust Board designated the following persons as officers of the Acquired Fund:

Andrew Rogers	President and Chief Executive Officer
Marc H. Pfeffer	Chief Financial Officer
Brian Nielsen	Secretary and Chief Legal Officer

In considering the Interim Investment Advisory Agreement and the Proposed Investment Advisory Agreement, the Acquired Trust Board also considered the Plan of Reorganization.  The Acquired Trust Board reviewed other options to the Proposed Reorganization, including liquidation and the possibility of other managers, and determined that the Proposed Reorganization would be preferable to liquidation and would provide for a level of continuity in the operation of the Acquired Fund and minimize disruption to shareholders of the Acquired Fund.

In approving the Proposed Reorganization, the Acquired Trust Board considered, among other things, (1) the terms and conditions of the Plan of Reorganization; (2) the best interests of the shareholders of the Acquired Fund; (3) that the Acquired Fund shareholder interests would not be diluted as a result of the Proposed Reorganization (the exchange would take place at net asset value and there would be no sales charge or other charge imposed as a result of the Proposed Reorganization); (4) the expected federal income tax consequences of the Proposed Reorganization (the Proposed Reorganization is structured to qualify as a tax-free exchange); (5) that the costs of the Proposed Reorganization are to be borne by CLS and GFS, and not by either the Acquired Fund or Acquiring Fund; (6) the performance history and continuing portfolio management of the Acquired Fund’s portfolio manager, who will also serve as the portfolio manager to the Acquiring Fund; and (7) the respective management fees and operating expenses of the Acquired Fund and the Acquiring Fund.

The implementation of the Proposed Reorganization is subject to a number of conditions set forth in the Plan of Reorganization.  Among the more significant conditions is the receipt by each Fund of an opinion of counsel to the effect that the Proposed Reorganization will be treated as a tax-free transaction to the Funds and their shareholders for federal income tax purposes, as described further below. For more information about the Reorganization, see “Information About the Reorganization” below.

Comparison of the Investment Objectives and Strategies of the Acquired Fund and the Acquiring Fund.

Since the Acquiring Fund has been created as a shell series of AdvisorOne solely for the purpose of the Proposed Reorganization, it has principal investment policies and strategies that are substantially identical to those of the Acquired Fund.

Investment Objective. Both the Acquired Fund and the Acquiring Fund seek to provide their shareholders with the maximum current income that is consistent with the preservation of capital and the maintenance of liquidity.

Principal Investment Strategy. Each Fund pursues identical investment strategies. As a fundamental policy, which cannot be changed without shareholder approval, each Fund seeks to achieve its investment objective primarily by investing in the following securities and financial instruments: U.S. Treasury Obligations maturing in 397 days or less and repurchase agreements fully collateralized by U.S. Treasury obligations. The Funds may invest in U.S. Treasury Obligations or repurchase agreements without limit.  Although the Funds intend to be fully invested in these instruments, it may hold a de minimis amount of cash for a short period prior to investment or payment of the proceeds of redemption. Each Fund is a money market fund managed in compliance with Rule 2a-7 under the Investment Company Act of 1940.  Thus, each Fund is managed so as to, in addition to other requirements set forth in Rule 2a-7, maintain an average maturity computed on a dollar-weighted basis of 60 days or less and a dollar-weighted average life of 120 days or less.

For more information regarding any of the Acquired Fund’s or Acquiring Fund’s investment policies and restrictions, see Appendix C – Investment Objective and Principal Investment Strategies of the Acquiring Fund and Related Principal Risks, the Acquired Fund’s Statement of Additional Information or the Statement of Additional Information relating to this Prospectus/Proxy Statement, respectively.

Fees and Expenses.

The following tables set forth: (i) the fees and expenses of the Premium Class shares, Financial Class Shares, Institutional Class shares and Investor Class shares of the Acquired Fund as of November 30, 2010; and (ii) the estimated fees and expenses of the Premium Class shares, Financial Class Shares, Institutional Class shares and Investor Class shares of the Acquiring Fund on a pro forma basis after giving effect to the Proposed Reorganization, based on pro-forma combined assets as of November 30 2011.  CLS has contractually agreed that at least until March 31, 2013, it will maintain total fund operating expenses for the Acquiring Fund that are less than or equal to those of the Acquired Fund as of the date of the Proposed Reorganization, which is anticipated to be on or about, January 31, 2012. Thereafter, total fund operating expenses for the Acquiring Fund may be higher since the current rate of other expenses payable by the Acquiring Fund may be higher than the rate currently payable by the Acquired Fund.

Fee Tables for the Acquired Fund and the Acquiring Fund.

Shareholder Fees (fees paid directly from your investment)	Acquired Fund Premium Class Shares	Pro Forma –Acquiring Fund (Premium Class Shares) after Reorganization (1)
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fees	0.10%	0.10%
Distribution (12b-1) Fees	0.25%	0.25%
Other Expenses (includes 0.25% shareholder servicing fee)	0.30%	0.33%
Total Annual Fund Operating Expenses	0.65%	0.68%
Fee Waiver and Expense Reimbursements	0.00%(2)	(0.03%)(3)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.65%(2)	0.65%(3)

(1) These expenses are based on estimated amounts for the Fund’s current fiscal year.

(2) CLS has agreed to limit the total operating expenses of the Premium Shares of the Acquired Fund to 0.65% for the term of the Advisory Agreement  by waiving fees and/or reimbursing expenses. The agreement cannot be modified to increase or eliminate the limit during this period and will continue from year to year unless modified or terminated by CLS with the approval of the Acquired Fund Board.

(3) Pursuant to an operating expense limitation agreement between CLS and the Acquiring Fund, CLS has agreed to reduce its fees and/or absorb expenses of the Acquiring Fund until at least March 31, 2013, to ensure that Total Annual Fund Operating Expenses after fee waivers and/or reimbursements (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) for the Acquiring Fund will not exceed 0.65% of the daily average net asset value of Premium Class shares; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees.  CLS is permitted to seek reimbursement from the Acquiring Fund, subject to limitations, for fees it waived and Acquiring Fund expenses it paid.  CLS is permitted to seek reimbursement from the Acquiring Fund for the prior three fiscal years, as long as the reimbursement does not cause the Acquiring Fund’s operating expenses to exceed the expense cap.

Shareholder Fees (fees paid directly from your investment)	Acquired Fund Financial Class Shares	Pro Forma –Acquiring Fund (Financial Class Shares) after Reorganization (1)
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fees	0.10%	0.10%
Distribution (12b-1) Fees	None	None
Other Expenses (includes 0.05% shareholder servicing fee)	0.10%	0.13%
Total Annual Fund Operating Expenses	0.20%	0.23%
Fee Waiver and Expense Reimbursements	(0.05%)(2)	(0.08%)(3)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.15%(2)	0.15%(3)

(1) These expenses are based on estimated amounts for the Fund’s current fiscal year.

(2) CLS has agreed to limit the total operating expenses of the Financial Shares of the Acquired Fund to 0.15% for the term of the Advisory Agreement by waiving fees and/or reimbursing expenses. The agreement cannot be modified to increase or eliminate the limit during this period and will continue from year to year unless modified or terminated by CLS with the approval of the Acquired Fund Board.

(3) Pursuant to an operating expense limitation agreement between CLS and the Acquiring Fund, CLS has agreed to reduce its fees and/or absorb expenses of the Acquiring Fund until at least March 31, 2013, to ensure that Total Annual Fund Operating Expenses after fee waivers and/or reimbursements (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) for the Acquiring Fund will not exceed 0.15% of the daily average net asset value of Financial Class shares; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees.  CLS is permitted to seek reimbursement from the Acquiring Fund, subject to limitations, for fees it waived and Acquiring Fund expenses it paid.  CLS is permitted to seek reimbursement from the Acquiring Fund for the prior three fiscal years, as long as the reimbursement does not cause the Acquiring Fund’s operating expenses to exceed the expense cap.

Shareholder Fees (fees paid directly from your investment)	Acquired Fund Institutional Class Shares	Pro Forma –Acquiring Fund (Institutional Class Shares) after Reorganization (1)
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fees	0.10%	0.10%
Distribution (12b-1) Fees	None	None
Other Expenses (includes 0.10% shareholder servicing fee)	0.26%	0.18%
Total Annual Fund Operating Expenses	0.36%	0.28%
Fee Waiver and Expense Reimbursements	(0.16%)(2)	(0.08%)(3)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.20%(2)	_0.20%(3)

(1) These expenses are based on estimated amounts for the Fund’s current fiscal year.

(2) CLS has agreed to limit the total operating expenses of the Institutional Shares of the Acquired Fund to 0.20% for the term of the Advisory Agreement by waiving fees and/or reimbursing expenses. The agreement cannot be modified to increase or eliminate the limit during this period and will continue from year to year unless modified or terminated by CLS with the approval of the Acquired Fund Board.

(3) Pursuant to an operating expense limitation agreement between CLS and the Acquiring Fund, CLS has agreed to reduce its fees and/or absorb expenses of the Acquiring Fund until at least March 31, 2013, to ensure that Total Annual Fund Operating Expenses after fee waivers and/or reimbursements (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) for the Acquiring Fund will not exceed 0.20% of the daily average net asset value of Institutional Class shares; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees.  CLS is permitted to seek reimbursement from the Acquiring Fund, subject to limitations, for fees it waived and Acquiring Fund expenses it paid.  CLS is permitted to seek reimbursement from the Acquiring Fund for the prior three fiscal years, as long as the reimbursement does not cause the Acquiring Fund’s operating expenses to exceed the expense cap.

Shareholder Fees (fees paid directly from your investment)	Acquired Fund Investor Class Shares	Pro Forma –Acquiring Fund (Investor Class Shares) after Reorganization (1)
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fees	0.10%	0.10%
Distribution (12b-1) Fees	None	None
Other Expenses (includes 0.20% shareholder servicing fee)	0.49%	0.28%
Total Annual Fund Operating Expenses	0.59%	0.38%
Fee Waiver and Expense Reimbursements	(0.14%)(2)	0.00%(3)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.45%(2)	_0.38%(3)

(1) These expenses are based on estimated amounts for the Fund’s current fiscal year.

(2) CLS has agreed to limit the total operating expenses of the Investor Shares of the Acquired Fund to 0.45% for the term of the Advisory Agreement by waiving fees and/or reimbursing expenses. The agreement cannot be modified to increase or eliminate the limit during this period and will continue from year to year unless modified or terminated by CLS with the approval of the Acquired Fund Board.

(3) Pursuant to an operating expense limitation agreement between CLS and the Acquiring Fund, the Advisor has agreed to reduce its fees and/or absorb expenses of the Acquiring Fund until at least March 31, 2013, to ensure that Total Annual Fund Operating Expenses after fee waivers and/or reimbursements (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) for the Acquiring Fund will not exceed 0.45% of the daily average net asset value of Investor Class shares; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees.  CLS is permitted to seek reimbursement from the Acquiring Fund, subject to limitations, for fees it waived and Acquiring Fund expenses it paid.  CLS is permitted to seek reimbursement from the Acquiring Fund for the prior three fiscal years, as long as the reimbursement does not cause the Acquiring Fund’s operating expenses to exceed the expense cap.

Expense Examples.

The following Expense Examples are intended to help you compare the cost of investing in the Acquiring Fund with the cost of investing in the Acquired Fund.  Each Example assumes that you invest $10,000 in each Fund for the time period indicated and then redeem all of your shares at the end of those periods.  Each example also assumes that your investment has a 5% return each year.  These are examples only, and do not represent future expenses, which may be greater or less than those shown below.

	1 Year	3 Years	5 Years	10 Years

Acquired Fund Premium Class Shares	$66	$208	$632	$810
Acquired Fund Financial Class Shares	$15	$59	$108	$250
Acquired Fund Institutional Class Shares	$20	$99	$186	$440
Acquired Fund Investor Class Shares	$46	$175	$315	$725

Pro Forma – Acquiring Fund (Premium Class Shares ) after Reorganization	$66	$215	$376	$844
Pro Forma – Acquiring Fund (Financial Class Shares ) after Reorganization	$15	$66	$121	$285
Pro Forma – Acquiring Fund (Institutional Class Shares ) after Reorganization	$20	$82	$149	$348
Pro Forma – Acquiring Fund (Investor Class Shares ) after Reorganization	$39	$122	$213	$480

The projected post-Reorganization pro forma Annual Fund Operating Expenses and Example Expenses presented above are based on numerous material assumptions.  Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of the Acquiring Fund’s assets, many of which are beyond the control of the Acquiring Fund and CLS.

Purchase and Redemption Procedures; Exchange Procedures; Dividends, Distributions and Pricing.

Procedures for purchasing, selling and exchanging shares of the Acquiring Fund are substantially identical to those of the Acquired Fund.  Both Funds permit the purchase of shares through the mail, by wire transfer, or through a financial intermediary.

Additionally, each Fund intends to pay out as dividends substantially all of its net income (after reduction by any available capital loss carry-forwards). Each Fund’s policy is to (i) declare and pay distributions of its dividends and interest monthly and (ii) distribute net short-term capital gains, if any, whenever the Trustees determine that such distributions would be in the best interest of the shareholders, which will be at least once a year.  The Trust does not anticipate that the Fund will realize any long-term capital gains, but should they occur, they will be distributed at least once every twelve months.  The Funds determine their net asset value per share as of the close of regular trading hours on the New York Stock Exchange (normally 4:00 p.m., Eastern time).  Both Funds have adopted procedures for valuing portfolio assets.

For additional information regarding the Acquiring Fund’s purchase and redemption procedures, exchange procedures and policies on dividends, distributions and pricing, see Appendix D: Information Applicable to the Acquiring Fund.  For information regarding the Acquired Fund, see the Acquired Fund’s Prospectus dated March 30, 2011.

Performance Information.

The performance information presented below is that of the shares of the Premium Class, Financial Class, Institutional Class and Investor Class of the Acquired Fund.  Each class of shares of the Acquiring Fund will adopt the performance history of the corresponding class of shares of the Acquired Fund if, and when, the Proposed Reorganization has been approved by the shareholders of the Acquired Fund and the assets of the Acquired Fund have been transferred to the Acquiring Fund.

The information below provides different measures of the Acquired Fund’s total return. Total return includes the effect of distributions as well as changes in share price, if any should occur. The figures assume that all distributions were reinvested in the fund, and include all fund expenses.

The Acquired Fund Premium Shares Performance Information

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The bar chart and accompanying table shown below provide an indication of the risks of investing in the Premium shares of the Acquired Fund by showing changes in its performance from year to year.  How the Premium shares of the Acquired Fund have performed in the past is not necessarily an indication of how they will perform in the future.

Total Returns as of December 31 of each year

During the period shown in the bar chart, the highest return for a quarter was 1.26% (quarter ended March 31, 2001), and the lowest return for a quarter was 0.00% (quarter ended March 31, 2010).  The Fund’s average annual total return for the quarter ended September 30, 2011 was 0%.

Average Annual Total Returns (for the periods ended December 31, 2010)

	One Year	Five Years	Ten years
Premium Shares	0.01%	2.00%	1.85%

The Premium Shares’ seven-day current yield on December 31, 2010 was 0.01%. For the Premium Shares’ current yield, please call 1-800-941-MILE (6453).

The Acquired Fund Financial Shares Performance Information

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The bar chart and accompanying table shown below provide an indication of the risks of investing in the Financial shares of the Acquired Fund by showing changes in its performance from year to year.  How the Financial shares of the Acquired Fund have performed in the past is not necessarily an indication of how they will perform in the future.

Total Returns as of December 31 of each year

During the period shown in the bar chart, the highest return for a quarter was 1.37% (quarter ended March 31, 2001), and the lowest return for a quarter was 0.01% (quarter ended March 31, 2010).  The Fund’s average annual total return for the quarter ended September 30, 2011 was 0%.

Average Annual Total Returns for the periods ended December 31, 2010

	One Year	Five Years	Ten years
Financial Shares	0.05%	2.34%	2.26%

The Financial Shares’ seven-day current yield on December 31, 2010 was 0.05%. For the Financial Shares’ current yield, please call 1-800-941-MILE (6453).

The Acquired Fund Institutional Shares Performance Information

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The bar chart and accompanying table shown below provide an indication of the risks of investing in the Institutional shares of the Acquired Fund by showing changes in its performance from year to year. How the Institutional shares of the Acquired Fund have performed in the past is not necessarily an indication of how they will perform in the future.

Total Returns as of December 31 of each year

During the period shown in the bar chart, the highest return for a quarter was 1.36% (quarter ended March 31, 2001), and the lowest return for a quarter was 0.00% (quarter ended March 31, 2010).  The Fund’s average annual total return for the quarter ended September 30, 2011 was 0%.

Average Annual Total Returns for the periods ended December 31, 2010

	One Year	Five Years	Ten years
Institutional Shares	0.01%	2.29%	2.21%

The Institutional Shares’ seven-day current yield on December 31, 2010 was 0.01%. For the Institutional Shares’ current yield, please call 1-800-941-MILE (6453).

The Acquired Fund Investor Shares Performance Information

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The bar chart and accompanying table shown below provide an indication of the risks of investing in the Investor shares of the Acquired Fund by showing changes in its performance from year to year.  How the Investor shares of the Acquired Fund have performed in the past is not necessarily an indication of how they will perform in the future.

Total Returns as of December 31 of each year

During the period shown in the bar chart, the highest return for a quarter was 1.31% (quarter ended March 31, 2001), and the lowest return for a quarter was 0.00% (quarter ended September 30, 2009).  The Fund’s average annual total return for the quarter ended September 30, 2011 was 0%.

Average Annual Total Returns for the periods ended December 31, 2010

	One Year	Five Years	Ten years
Investor Shares	0.01%	2.11%	1.99%

The Investor Shares’ seven-day current yield on December 31, 2010 was 0.01%. For the Investor Shares’ current yield, please call 1-800-941-MILE (6453).

Federal Income Tax Consequences.

Neither shareholders of the Acquired Fund nor the Acquiring Fund or either Fund itself is expected to recognize any gain or loss for federal income tax purposes as a result of the Proposed Reorganization.  See “Information Relating to the Proposed Reorganization – Federal Income Tax Consequences.”

PRINCIPAL RISK FACTORS

Since the Acquiring Fund was created in anticipation of the Proposed Reorganization, the principal risk factors of each Fund are substantially identical. Unless otherwise noted, each risk shown for the Acquiring Fund also applies to the Acquired Fund. An investment in the Acquiring Fund is not a complete investment program.

Treasury obligation risk

An investment in the Fund is subject to risk even if all securities in the Fund are paid in full at maturity. All money market instruments, including U.S. Treasury obligations, can change in value in response to changes in interest rates, and a major change in rates could cause the share price to change. While U.S. Treasury obligations are backed by the full faith and credit of the U.S. government, an investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation, U.S. government or any other government agency.

Maintaining $1 Per Share Net Asset Value Risk

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Recently, money market funds have experienced significant pressures from shareholder redemptions and historically low yields on the securities they can hold.  There have been a very small number of money funds in other fund complexes that have “broken the buck,” which means that investors in those funds did not receive $1.00 per share for their investment.  You should be aware that CLS is under no obligation to provide financial support to the Fund or take other measures to ensure that you receive $1.00 per share for your investment in the Fund.

Repurchase Agreement Risk

If the seller of a repurchase agreement in which the Fund invests defaults on its obligation or declares bankruptcy, the Fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the Fund may incur losses arising from a decline in the value of those securities, reduced levels of income, and expenses of enforcing its rights.

Temporary Defensive Position Risk

Under abnormal market or economic conditions, the Fund temporarily may hold up to 100% of its investable assets in cash. The Fund may also, under such circumstances, invest in other investment companies. For temporary or emergency purposes, the Fund may borrow up to 33 1/3% of its total assets. When taking such temporary positions, the Fund may not achieve its investment objective and returns, if any, may be lower than they might have been under normal circumstances.

INFORMATION ABOUT THE REORGANIZATION

Description of the Agreement and Plan of Reorganization.

AdvisorOne, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, have entered into the Plan of Reorganization, which provides that the Acquiring Fund is to acquire the assets and assume the liabilities of the Acquired Fund.  The Plan of Reorganization sets forth the terms and conditions that will apply to the Proposed Reorganization. The following description is qualified in its entirety by reference to the Plan of Reorganization, the form of which is set forth as Appendix A.

The Plan of Reorganization provides the details of the Proposed Reorganization. In essence, the Proposed Reorganization will have two steps:

•

First, if the shareholders of the Acquired Fund approve the Plan of Reorganization, the Acquired Fund will transfer all of its assets to the Acquiring Fund. In exchange, the Acquired Fund will receive corresponding Acquiring Fund Premium, Financial, Institutional and Investor Class shares equal in number and net asset value to the Acquired Fund's Premium, Financial, Institutional and Investor Class shares calculated as of the close of business on the Closing Date. The Acquiring Fund will assume all of the Acquired Fund's liabilities.

•

Second, the Acquiring Fund, through its transfer agent, will open an account for each Premium, Financial, Institutional and Investor Class shareholder of the Acquired Fund and will credit each such account with Premium, Financial, Institutional and Investor Class shares of the Acquiring Fund equal in number and net asset value to the Acquired Fund shares that the shareholder owned on the Closing Date which is expected to be on or about January 31, 2012, subject to change by agreement of AdvisorOne and the Acquired Trust.

On the Closing Date, the shareholders of the Acquired Fund will receive corresponding shares of the Acquiring Fund equal in number and total value as their shares of the Acquired Fund. Because the Acquired Fund is a series of a registered investment company whose shareholders can redeem their shares at any time for their net asset value, there are no appraisal rights for shareholders that vote against the Proposed Reorganization.

The assets of the Acquired Fund to be acquired by the Acquiring Fund will consist of all assets and property -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records and deferred and prepaid expenses shown as assets on the books of the Acquired Fund-- the Acquired Fund owns as of immediately after the close of business on the Closing Date (“Effective Time”). The investment policies and limitations of the Acquired Fund and the Acquiring Fund are sufficiently similar that it will not be necessary for the Acquired Fund to dispose of any assets or for the Acquiring Fund to dispose of any of the assets it receives from the Acquired Fund in order for the Acquiring Fund to operate within its investment policies and limitations after the consummation of the Proposed Reorganization. There is no present intention that the Acquiring Fund will sell or otherwise dispose of any of the assets transferred to it by the Acquired Fund, except for dispositions made in the ordinary course of its business if market conditions warrant, dispositions if a particular security is no longer consistent with the Acquiring Fund's investment strategy following the Proposed Reorganization and dispositions necessary to maintain its status as a regulated investment company for federal tax purposes.

The Acquiring Fund will assume all liabilities of the Acquired Fund. However, the Acquired Fund will utilize its best efforts to discharge all of its known liabilities that are due prior to the Effective Time.

The value of the Acquired Fund’s assets to be acquired, and the amount of its liabilities to be assumed, by the Acquiring Fund will be determined as of the close of regular trading on the New York Stock Exchange on the Closing Date in accordance with the valuation procedures described in the Acquired Fund’s then-current Prospectus and Statement of Additional Information. Securities and other assets for which market quotations are not readily available will be valued by a method that the Acquired Trust Board believes accurately reflects fair value.

As soon as practicable after the Closing Date, the Acquired Fund will distribute pro rata to its shareholders of record as of the Effective Time, the Premium, Financial, Institutional and Investor Class shares of the Acquiring Fund it receives in the Proposed Reorganization, so that each shareholder of the Acquired Fund’s Premium, Financial, Institutional and Investor Class shares will receive a number of full and fractional Premium, Financial, Institutional and Investor Class shares of the Acquiring Fund equal in number and value to the shareholder's Acquired Fund’s Premium, Financial, Institutional and Investor Class shares. Such distribution will be accomplished by opening accounts on the books of the Acquiring Fund in the names of the Acquired Fund shareholders and by transferring to these accounts the shares of the Acquiring Fund shares previously credited to the Acquired Fund on those books.  Each shareholder's account shall be credited with the pro rata number of the Acquiring Fund's Premium, Financial, Institutional and Investor Class shares due to that shareholder. Fractional shares of the Acquiring Fund will be rounded to the third decimal place.

Accordingly, immediately after the Proposed Reorganization, each former Premium, Financial, Institutional and Investor Class shareholder of the Acquired Fund will own Premium, Financial, Institutional and Investor Class shares of the Acquiring Fund with an aggregate value equal to the value of that shareholder’s Acquired Fund shares immediately prior to the Proposed Reorganization.  Moreover, because shares of the Acquiring Fund will be issued at net asset value in exchange for the net assets of the Acquired Fund, the Proposed Reorganization will not result in a dilution of the value of any shareholder account in the Acquired Fund.

Any transfer taxes payable upon issuance of the Acquiring Fund shares in a name other than that of the registered holder on the Acquired Fund's books as of the Effective Time of the shares actually or constructively exchanged therefor will be paid by the person to whom those shares are to be issued as a condition of the transfer. Any reporting responsibility of the Acquired Fund will continue to be its responsibility up to and including the Closing Date.

The consummation of the Proposed Reorganization is subject to certain conditions relating to the Plan of Reorganization, including the following:

•

Approval of the Plan of Reorganization by the shareholders of the Acquired Fund;

•

Receipt of certain legal opinions described in the Plan of Reorganization;

•

Continuing accuracy of the representations and warranties in the Plan of Reorganization; and

•

Performance in all material respects of the Plan of Reorganization.

AdvisorOne, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, may mutually agree to terminate the Plan of Reorganization at or prior to the Closing Date. Alternatively, either Fund may decide unilaterally to terminate the Plan of Reorganization under certain circumstances. In addition, either Fund may waive the other party's breach of a provision or failure to satisfy a condition of the Plan of Reorganization.

Each of the Acquired Trust or AdvisorOne may amend the Plan of Reorganization in any manner, provided that after the Acquired Fund’s shareholders’ approval thereof, no such amendment may have a material adverse effect on their interests. The expenses solely and directly related to the Proposed Reorganization will be paid for by CLS and GFS.

Reasons for the Proposed Reorganization.

The primary reason for the Proposed Reorganization is to provide for the ongoing management of the Acquired Fund.  Due to various business reasons relating the future viability of Milestone, the Acquired Trust Board elected to terminate the investment advisory agreement between the Acquired Trust and Milestone with regard to the Acquired Fund and enter into an Interim Advisory Agreement with CLS.  At the same time, the Acquired Trust Board began to explore permanent solutions that would provide for the ongoing management of the Acquired Fund and long-term stability for shareholders of the Acquired Fund.

In considering the Interim Investment Advisory Agreement and the Proposed Investment Advisory Agreement, the Acquired Trust Board also considered the Plan of Reorganization.  The Acquired Trust Board reviewed other options to the Proposed Reorganization, including liquidation and the possibility of other managers, and determined that the Proposed Reorganization would be preferable to liquidation and would provide for a level of continuity in the operation of the Acquired Fund and minimize disruption to shareholders of the Acquired Fund.

Board Considerations.

The Acquired Trust Board has determined that the Proposed Reorganization is in the best interests of the Acquired Fund and its shareholders and has approved the Plan of Reorganization. In approving the Plan of Reorganization, the Acquired Trust Board considered the following factors, among others:

(1)

the terms and conditions of the Plan of Reorganization;

(2)

the best interests of the shareholders of the Acquired Fund;

(3)

that the Acquired Fund shareholder interests would not be diluted as a result of the Proposed Reorganization (the exchange would take place at net asset value and there would be no sales charge or other charge imposed as a result of the Proposed Reorganization);

(4)

the expected federal income tax consequences of the Proposed Reorganization (the Proposed Reorganization is structured to qualify as a tax-free exchange);

(5)

the costs of the Proposed Reorganization are to be borne by CLS and GFS and not by shareholders of either the Acquired Fund or the Acquiring Fund;

(6)

the performance history and continuing portfolio management of the portfolio manager of the Acquired Fund, Marc Pfeffer, who also will serve as portfolio manager to the Acquiring Fund; and

(7)

the respective management fees and operating expenses of the Acquired Fund and the Acquiring Fund.

The Acquired Trust Board carefully reviewed and considered information regarding the management of AdvisorOne, the proposed Acquiring Fund and CLS.  In particular, the Acquired Trust Board considered the experience and qualifications of the officers and trustees of AdvisorOne.  The Acquired Trust Board further considered their favorable experience with the current portfolio manager of the Acquired Fund, Marc Pfeffer, and Mr. Pfeffer’s intention to remain with CLS, the proposed investment adviser of the Acquiring Fund.  In addition, the Acquired Trust Board considered its approval of CLS as the Acquired Fund’s interim investment adviser and GFS as the Acquired Funds’ administrator and noted that, because of this, the Proposed Reorganization should not be overly disruptive to the shareholders of the Acquired Fund.  The Acquired Trust Board also noted that the Acquiring Fund would be a series in a larger fund complex which could provide greater growth opportunities and that with such growth, shareholders of the Acquiring Fund should benefit from certain economies of scale, which likely will result in lower fund expenses over time.  After consideration of the factors mentioned above and other relevant information, the Acquired Trust Board determined at an “in person” board meeting on August 3, 2011 that the Proposed Reorganization is in the best interests of the Acquired Fund and its shareholders and unanimously approved the Plan of Reorganization and directed that it be submitted to shareholders for approval.  The Acquired Trust Board unanimously recommends that shareholders vote “FOR” approval of the Plan of Reorganization.

At a meeting held on August 18, 2011, the AdvisorOne Board approved the Plan of Reorganization, finding that the Proposed Reorganization is in the best interests of the Acquiring Fund and its shareholders.

Capitalization.

Capitalization tables showing unaudited capitalization of the Acquired Fund’s Premium, Financial, Institutional and Investor Class shares, the Acquiring Fund’s Premium, Financial, Institutional and Investor Class shares and unaudited capitalization of the Acquired Fund and the Acquiring Fund on a pro forma combined basis after the Proposed Reorganization are included in Appendix E.

 Federal Income Tax Consequences.

The exchange of the Acquired Fund’s assets for the Acquiring Fund’s shares and the latter’s assumption of the Acquired Fund’s liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”).  As such, the reorganization should have no impact on capital loss carry forwards available to the Acquiring Fund.  As a condition to consummation of the Proposed Reorganization, the Acquired Trust will receive an opinion of Thompson Hine, LLP (the “Opinion”), substantially to the effect that, based on the facts and assumptions stated therein as well as certain representations of each Trust and conditioned on the Proposed Reorganization’s being completed in accordance with the Plan of Reorganization, for federal income tax purposes:

(a)

The Proposed Reorganization will qualify as a “reorganization” (as defined in section 368(a)(1)(F) of the Code), and each Fund will be “a party to a reorganization” within the meaning of section 368(b) of the Code;

(b)

The Acquired Fund will not recognize a gain or loss on the transfer of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund’s shares and its assumption of the Acquired Fund’s liabilities or on the subsequent distribution of those shares to the Acquired Fund's shareholders in exchange for their Acquired Fund shares;

(c)

the Acquiring Fund will recognize no gain or loss on its receipt of the Acquired Fund's assets in exchange solely for the Acquiring Fund’s shares and its assumption of the Acquired Fund’s liabilities;

(d)

The Acquiring Fund’s basis in each asset it receives from the Acquired Fund will be the same as the Acquired Fund’s basis therein immediately before the Proposed Reorganization, and the Acquiring Fund’s holding period for each such asset will include the Acquired Fund’s holding period therefor;

(e)

A shareholder of the Acquired Fund will recognize no gain or loss on the exchange of all its Acquired Fund shares solely for the Acquiring Fund shares pursuant to the Proposed Reorganization;

(f)

An Acquired Fund shareholder’s aggregate basis in the Acquiring Fund shares it receives in the Proposed Reorganization will be the same as the aggregate basis in its Acquired Fund shares it actually or constructively surrenders in exchange for the Acquiring Fund shares, and its holding period for the Acquiring Fund shares will include, in each instance, its holding period for the Acquired Fund shares, provided the shareholder holds them as capital assets at the Effective Time; and

(g)

For purposes of section 381 of the Code, the Acquiring Fund will be treated as if there had been no reorganization. Accordingly, the Proposed Reorganization will not result in the termination of the Acquired Fund’s taxable year, the Acquired Fund’s tax attributes enumerated in section 381(c) of the Code will be taken into account by the Acquiring Fund as if there had been no reorganization, and the part of the Acquired Fund’s taxable year before the Proposed Reorganization will be included in the Acquiring Fund’s taxable year after the Proposed Reorganization.

Notwithstanding clauses (b) and (d), such opinion may state that no opinion is expressed as to the Proposed Reorganization’s effect on each Fund or the Acquired Fund’s shareholders with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

The Funds have not sought a tax ruling on the federal tax consequences of the Proposed Reorganization from the IRS.  The opinion to be received from Thompson Hine, LLP with respect to the federal income tax consequences of the Proposed Reorganization described in this section, is not binding on the IRS and does not preclude the IRS from adopting a contrary position.

Shareholders should consult their own advisors concerning the potential tax consequences to them, including state and local income tax consequences.

MANAGEMENT AND ARRANGEMENTS WITH SERVICE PROVIDERS

Investment Adviser.

CLS, 4020 South 147th Street, Omaha, NE 68137, serves as investment adviser to the Acquiring Fund and the Acquired Fund during the term of the Interim Advisory Agreement.   The principal business of CLS is providing investment advice to its clients which includes mutual funds. CLS manages the Acquiring Fund’s day-to-day business affairs under the general supervision of the AdvisorOne Board.  CLS is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.10% of the Acquiring Fund's average daily net assets.  CLS has contractually agreed to reduce its fees and/or absorb expenses of the Acquiring Fund, until at least March 31, 2013, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 0.65%, 0.15%, 0.20% and 0.45% of the daily average net asset value of the Premium, Financial, Institutional and Investor Class shares, respectively, subject to possible recoupment from the Acquiring Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

Portfolio Manager.

Assuming the Proposed Reorganization is approved, Marc Pfeffer will serve as the Acquiring Fund’s portfolio manager and has served in that capacity with the Acquired Fund since 1994.  Mr. Pfeffer has over 23 years of money market fund investment experience and, prior to joining CLS in August 2011, headed Milestone’s portfolio management and research team. He is primarily responsible for the day-to-day management of the Acquired Fund. Before joining Milestone, Mr. Pfeffer was with Bear, Stearns & Co. Inc. and Goldman Sachs Asset Management (GSAM). At GSAM Mr. Pfeffer was responsible for managing six institutional money market portfolios which grew to over $3 billion in total assets as of November 1994. Mr. Pfeffer’s portfolio management experience and expertise encompass all aspects of institutional money market fund management, including: portfolio composition and structure; liquidity credit analysis and risk management; compliance review and monitoring; and fund administration, accounting, operations and controls. Mr. Pfeffer holds a BS in Finance from the State University of New York at Buffalo and an MBA from Fordham University.

The Statement of Additional Information relating to this Prospectus/Proxy Statement and the Acquired Fund’s Statement of Additional Information dated March 30, 2011, provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities.

Responsibility to oversee management of the Acquired Fund rests with the Acquired Trust Board.

Other Service Providers.

The following table identifies certain of the service providers for the Acquired Fund and the Acquiring Fund, after the Proposed Reorganization.

	The Treasury Obligations Portfolio	Milestone Treasury Obligation Fund
Administrator	Gemini Fund Services, LLC[1]	Gemini Fund Services LLC
Distributor	Northern Lights Distributors, LLC[2]	Northern Lights Distributors, LLC
Transfer Agent	ALPS Fund Services, Inc.	ALPS Fund Services, Inc.[3]
Custodian	Bank of New York Mellon	Bank of New York Mellon
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP	Tait, Weller & Baker LLP

1.

At a meeting held on August 3, 2011 (the "Board Meeting"), the Acquired Trust Board elected to replace Milestone Capital Management, LLC with Gemini Fund Services, LLC ("GFS").  Thus, GFS has served as the administrator for the Acquired Fund since August 4, 2011.

2.

At the Board Meeting, the Acquired Trust Board elected to replace ALPS Distributors, Inc. as the distributor of the shares of the Acquired Fund with Northern Lights Distributors, LLC ("NLD").  Thus, NLD has served as the Acquired Fund's distributor since November 1, 2011.

3.

It is anticipated that, if the Reorganization is approved by shareholders, GFS will become the transfer agent for the Acquiring Fund shortly following the Closing Date.

Additional Information regarding the Acquiring Fund’s service providers is available in Appendix D: Information Applicable to the Acquiring Fund and the Statement of Additional Information relating to this Prospectus/Proxy Statement. For information regarding the Acquired Fund, see the Acquired Fund’s Prospectus dated March 30, 2011.

PROPOSAL 2

TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BY AND BETWEEN, THE ACQUIRED TRUST AND CLS WITH RESPECT TO THE ACQUIRED FUND.

Background.

You are being asked to approve an investment advisory agreement by and the between CLS and the Acquired Trust on behalf of the Acquired Fund.  The primary purpose of Proposal Number 2 is to allow CLS to continue to serve as the investment adviser to the Acquired Fund.  As noted above, the Acquired Trust Board elected to terminate the investment advisory agreement with Milestone and enter into the Interim Advisory Agreement with CLS.

The 1940 Act requires that management agreements, other than certain interim management agreements referred to below, be approved by a vote of a majority of the outstanding shares of a fund.  Therefore, shareholders of the Acquired Fund are being asked to approve the Proposed Advisory Agreement.

At a meeting on August 3, 2011 (the “Board Meeting”), the Acquired Trust Board Approved the Interim Advisory Agreement with CLS.  The Interim Advisory Agreement allows CLS to manage the Acquired Fund while the Acquired Trust Board solicits shareholder approval of the Proposed Advisory Agreement.  The Interim Advisory Agreement became effective on August 4, 2011 and will be effective for a period of 150 days from that date or until the Proposed Advisory Agreement is approved by shareholders, if sooner.  Once approved, the Proposed Advisory Agreement will continue in force for an initial period of two years and then from year to year thereafter, or until such time as the Proposed Reorganization is approved by shareholders of the Acquired Fund and the transactions described above in connection with the Proposed Reorganization have been completed.

The terms of the Interim Advisory Agreement are similar to those of the previous investment advisory agreement between the Acquired Trust and Milestone (the "Previous Advisory Agreement").  All fees earned by CLS under the Interim Advisory Agreement will be held in a separate escrow account pending shareholder approval of the Proposed Advisory Agreement.  Upon approval of the Proposed Advisory Agreement by shareholders, the escrowed management fees will be paid to CLS.

At the Board Meeting, the Acquired Trust Board approved the Proposed Advisory Agreement, subject to shareholder approval.  A copy of the Proposed Advisory Agreement is attached hereto as Appendix B.

The Proposed Advisory Agreement.

Under the terms of the Proposed Advisory Agreement, CLS will receive an annual management fee equal to 0.10% of the average daily net assets of the Acquired Fund.  In exchange for such compensation, CLS, at its own expense and as is the case with respect to Milestone under the Previous Advisory Agreement, is responsible for the ongoing management of the Acquired Fund, including, but not limited to, the purchase, retention and sale of securities by the Acquired Fund and further subject to the investment objective, policies, and restrictions of the Acquired Fund and such policies as the Acquired Trust Board may determine.

The terms of the Proposed Advisory Agreement are similar to those of the Previous Advisory Agreement.  If the Proposed Advisory Agreement is not approved, the Acquired Trust Board will consider other options, including a new or modified request for shareholder approval of a new investment advisory agreement.

The Proposed Advisory Agreement will become effective upon approval by shareholders of the Acquired Fund.  The Proposed Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Acquired Trust Board at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Acquired Fund; provided, however, that the Proposed Advisory Agreement will terminate upon the closing of the Proposed Reorganization if the Proposed Reorganization is approved by shareholders.  The Proposed Advisory Agreement automatically terminates on assignment and is terminable upon notice by the Acquired Fund.  In addition, the Proposed Advisory Agreement may be terminated on not more than 60 days’ notice by CLS given to the Acquired Trust Board.

The Proposed Advisory Agreement, like the Previous Advisory Agreement, provides that CLS shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Information Concerning CLS.

For more information regarding CLS, please refer to the section set forth on page 17 entitled Management And Arrangements With Service Providers – Investment Adviser.

Evaluation by the Board of Trustees.

At the Board Meeting, the Acquired Trust Board, including those Trustees who are not parties to the Proposed Advisory Agreement or "interested persons" (as defined in the 1940 Act) of such parties (the “Independent Trustees”), deliberated whether to approve the Proposed Advisory Agreement.  In determining to approve the Proposed Advisory Agreement the Acquired Trust Board considered written materials provided by CLS and GFS.  The following summarizes the review process of the Acquired Trust Board and the information on which their conclusions were based:

The Acquired Trust Board considered the nature, extent and quality of the advisory services to be provided to the Acquired Fund by CLS, the Acquired Trust Board noted that CLS currently acts as investment adviser to ten portfolios of AdvisorOne and sub-adviser for several other funds, and in addition has $3.49 billion in managed account assets as of June 30, 2011.  The Acquired Trust Board gave special recognition to Mr. Pfeffer’s continuation as the portfolio manager of the Acquiring Fund and the representations that the Acquiring Fund would continue to be advised and operated in the same manner as it has been.  The Acquired Trust Board also noted the programs CLS has in place to attract and retain high quality investment management personnel.

The Acquired Trust Board then reviewed CLS’ investment performance, noting that CLS has not managed a money market fund.  However, the Acquired Trust Board considered CLS’s representation that, in all material ways, the Acquired Fund would continue to be managed and operated under the same investment strategies, policies and limitations that were currently in effect, and that Mr. Pfeffer would remain the Acquired Fund’s portfolio manager.  The Acquired Trust Board also reviewed CLS’ performance related to the other registered funds it managed.

Finally, the Acquired Trust Board noted that CLS would receive the same advisory fee that the Acquired Fund paid to Milestone under the Previous Advisory Agreement and considered CLS’ commitment to maintain current expense caps and yield stabilization efforts.  The Acquired Trust Board recognized that economies of scale could not be achieved until the Acquired Fund grew substantially.

As a result of their considerations, the Acquired Trust Board, including all of the Independent Trustees, determined that the Proposed Advisory Agreement is in the best interests of the Acquired Fund and its shareholders.  Accordingly, the Acquired Trust Board, by separate vote of the Independent Trustees and the entire Acquired Trust Board, unanimously approved the Proposed Advisory Agreement and voted to recommend it to shareholders for approval.

Accordingly, the Acquired Trust Board, including the Independent Trustees, unanimously recommends that shareholders of the Acquired Fund vote “FOR” approval of the Proposed Advisory Agreement.

Approval of the Proposed Advisory Agreement requires approval of a majority of the outstanding voting securities of the Acquired Fund.

Shareholder Rights.

The discussion included in Appendix F describes some of the differences between your rights as a shareholder of the Acquired Fund and your rights as a shareholder of the Acquiring Fund. However, since the Acquired Fund is a series of the Acquired Trust, which is organized as a Delaware statutory trust, and the Acquiring Fund is a series of AdvisorOne, which also is organized as a Delaware statutory trust and as explained more fully in Appendix F, the differences between your rights with regard to the Acquired Fund and the Acquiring Fund are minimal.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of November 21, 2011, the following persons owned of record 5% or more of the shares of the Acquired Fund:

Acquired Fund Premium Class Shares

Name and Address Of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Band & Co c/o US Bank Po Box 1787 Milwaukee, WI 53201	47,946,280.21	8.22%

Acquired Fund Financial Class Shares

Name and Address Of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Hare & Co c/o Bank of New York ATTN Stiff/Master Notes 111 Sanders Creek parkway Easy Syracuse, NY 13057	57,595,978.70	9.87%
Imagitas Security Corporation Pitney Bowes, Inc. 1 Elmcroft Road Stamford , CT 06926	47,178,900.00	8.09%
Level 3 Communications ATTN: Accounting 41-C 1025 Eldorado Boulevard Broomfield, CO 80021	45,334,749.12	7.77%

Acquired Fund Institutional Class Shares

Name and Address Of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Illinois Public Treasurers Investment Pool ATTN Illinois Funds 300 West Jefferson Level 2 Springfield, IL 62702	226,772,644.58	38.88%

As of November 21, 2011, the officers and directors do not own any Acquired Fund  shares.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Acquired Fund.

INFORMATION RELATING TO VOTING MATTERS

General Information.

The Acquired Trust Board is providing this Prospectus/Proxy Statement in connection with the solicitation of proxies for use at the Meeting. Solicitation of proxies will occur principally by mail, but officers and service contractors of the Acquired Fund or CLS may also solicit proxies by telephone or in person. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Acquired Fund a written notice of revocation or a subsequently executed proxy, or by attending the Meeting and voting in person.

Only shareholders of the Acquired Fund of record at the close of business on November 21, 2011 will be entitled to vote at the Meeting. On November 21, 2011, there were outstanding and entitled to be voted 47,946,280  Premium Class shares, 175,341,843 Financial Class shares, 308,864,968 Institutional Class shares and 51,157,687 Investor Class shares of the Acquired Fund.  Each share or fractional share is entitled to one vote or fraction thereof.

If the accompanying proxy card is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meeting or any adjournment thereof. If you sign and date your proxy card but do not mark it “For,” “Against” or “Abstain,” the persons named as proxies will vote it “FOR” the Proposed Reorganization. For information on adjournments of the Meeting, see “Quorum” below.

CLS and GFS will bear all costs in connection with the solicitation of proxies.

Shareholder Approval.

Each of the Plan of Reorganization and the Proposed Advisory Agreement is being submitted for approval at the Meeting in accordance with the provisions of the Declaration of Trust of the Acquired Trust and the requirements of the 1940 Act.  Each proposal must be approved by 67 percent or more of the voting securities of the Acquired Fund present at the Meeting, if the holders of more than 50 percent of the outstanding voting securities are present or represented by proxy, or by more than 50 percent of the outstanding voting securities of the Acquired Fund, whichever is less.

In tallying shareholder votes, abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot be voted on a proposal because instructions have not been received from the beneficial owners) will be counted in determining whether a quorum is present for purposes of convening the Meeting. With respect to voting on each proposal, abstentions and broker non-votes will have the same effect as votes cast against the proposal. For shares held in individual retirement accounts (IRA, Roth IRA or SIMPLE Retirement plans), the IRA Custodian shall vote the shares in the account in accordance with instructions given by the Depositor. However, if the Depositor fails to provide instructions on how to vote the shares in the account, the Custodian shall vote the undirected shares in the same proportion as shares are voted considering all shares of the Acquired Fund for which instructions are received.

Quorum; Adjournment.

A quorum is constituted by one-third of the total number of shares outstanding and entitled to vote at the Meeting present in person or represented by proxy. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve either the Proposed Reorganization or the Proposed Advisory Agreement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy and voting on the question of adjournment.  In such case, the persons named as proxies will vote those proxies which they are entitled to vote in favor of each such item “FOR” such an adjournment, and will vote those proxies they are required to vote against each such item “AGAINST” such an adjournment. Abstentions and broker non-votes will have no effect on the outcome of a vote on adjournment.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

AdvisorOne is registered with the SEC as an open-end management investment company and its Trustees are authorized to issue an unlimited number of shares of beneficial interest in each separate series without par value. Shares of each series of AdvisorOne represent equal proportionate interests in the assets of that series only and have identical voting, dividend, redemption, liquidation, and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

The AdvisorOne Board does not intend to hold annual meetings of shareholders. The Trustees will call special meetings of the shareholders of a series only if required under the 1940 Act or in their discretion or upon the written request of holders of 25% or more of the outstanding shares of that series entitled to vote.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

AND ACQUIRED FUND

Additional information applicable to the Acquiring Fund is located in Appendix D – Information Applicable to the Acquiring Fund.

Additional information about the Acquired Fund is included in the Prospectus, dated March 30, 2011, which is incorporated by reference herein. Additional information about the Acquired Fund may also be obtained from its Statement of Additional Information, dated March 30, 2011, and its Annual Report for the fiscal year ended November 30, 2010, which have been filed with the SEC. Copies of the Prospectus, Statement of Additional Information, and Annual Report for the Acquired Fund may be obtained without charge by calling the Acquired Fund at 1-800-941-6453 or on the Internet at www.milecap.com. The Acquired Fund and the Acquiring Fund are subject to certain informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, as applicable, and in accordance with such requirements files reports, proxy statements, and other information with the SEC. These materials may be inspected and copied:

•

At the Public Reference Facilities maintained by the SEC at 100 F Street N.E., Washington, D.C. 20549;

•

By writing to the SEC’s Office of Investor Education and Advocacy, 100 F Street N.E., Washington, D.C. 20549;

•

By e-mail request to publicinfo@sec.gov (for a duplicating fee); and

•

On the SEC’s EDGAR database on the SEC's Internet Web site at http://www.sec.gov.

The Acquiring Fund’s Registration Statement on Form N-1A was filed with the SEC on October 6, 2011. The Acquiring Fund’s Premium, Financial, Institutional and Investor shares will assume the performance history and financial highlights of the Acquired Fund’s Premium, Financial, Institutional and Investor shares if shareholders approve the Proposed Reorganization.

LEGAL MATTERS

Opinions concerning certain legal matters pertaining to the Proposed Reorganization will be provided by legal counsel to AdvisorOne, Thompson Hine LLP, 312 Walnut Street, Cincinnati, OH, and legal counsel to the Acquired Trust, Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY.  Opinions concerning certain tax matters pertaining to the Proposed Reorganization will be provided by legal counsel to AdvisorOne, listed above.

EXPERTS

The audited financial statements of the Acquired Fund incorporated by reference herein and included in the Acquired Fund’s Annual Report to Shareholders for the fiscal year ended November 30, 2010 have been audited by Tait, Weller & Baker LLP, the Acquired Fund’s Independent Registered Public Accounting Firm. Their report is included in the Acquired Fund’s Annual Report to Shareholders. These financial statements have been incorporated herein by reference in reliance on Tait, Weller & Baker LLP’s report given on their authority as experts in auditing and accounting.  The Semi-Annual Report to Shareholders of the Acquired Trust for the period ended May 31, 2011 also is incorporated herein by reference.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

SHAREHOLDER INQUIRIES

Shareholder inquiries may be addressed to the Acquired Fund in writing at the address on the cover page of this Prospectus/Proxy Statement or by telephoning 1-800-941-6453.

FINANCIAL HIGHLIGHTS

The Financial Highlights information for the Acquired Fund is incorporated by reference to the Acquired Fund Prospectus, dated March 30, 2011, and the Acquired Fund’s Annual Report for the fiscal year ended November 30, 2010. Additional copies of the Acquired Fund’s Prospectus and Annual Report are available upon request, without charge, by calling 1-800-941-6453 or on the Internet at www.milecap.com. The Acquiring Fund currently has no Financial Highlights information as it has not yet commenced operations. If the Acquired Fund shareholders approve the Proposed Reorganization, the Acquiring Fund will assume the Financial Highlights information of the Acquired Fund after the Proposed Reorganization has been completed.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF
REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”), made as of this __th day of _________, 2012, by and between AdvisorOne Funds (the “Acquiring Trust”), a statutory trust organized and existing under the laws of the State of Delaware, with its principal place of business at 4020 South 147th Street, Omaha, Nebraska, on behalf of its series, the Milestone Treasury Obligations Fund (the “Acquiring Fund”), The Milestone Funds (the “Milestone Funds”), a statutory trust organized and existing under the laws of the State of Delaware, with its principal place of business at 115 East Putnam Avenue, Greenwich, Connecticut, on behalf of its series, the Treasury Obligations Portfolio (the “Acquired Fund”), and solely for purposes of Section 10 and 12(c) of this Agreement, CLS Investments, LLC, a limited liability company organized and existing under the laws of the state of Nebraska, the investment adviser of the Acquiring Fund with its principal place of business at  4020 South 147th Street, Omaha, Nebraska, (“CLS”) and Gemini Fund Services, LLC, a limited liability company organized and existing under the laws of the state of Nebraska, the administrator of the Acquiring Trust with its principal place of business at 450 Wireless Boulevard, Hauppauge, New York ("GFS"). (The Acquiring Trust, on behalf of the Acquiring Fund, and the Milestone Funds, on behalf of the Acquired Fund, are hereinafter collectively referred to as the “parties”).

PLAN OF REORGANIZATION

The reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”) will consist of: (i) the acquisition by the Acquiring Trust on behalf of the Acquiring Fund of all of the property, assets and goodwill of the Acquired Fund in exchange solely for shares of beneficial interest, without par value, of the Acquiring Fund; (ii) the assumption by the Acquiring Trust on behalf of the Acquiring Fund of all of the Liabilities (as defined in Section 1 below) of the Acquired Fund; (iii) the distribution of the Acquiring Fund’s shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iv) the dissolution of the Acquired Fund as soon as practicable after the closing (as referenced in Section 3 hereof and hereinafter called the “Closing”), all upon and subject to the terms and conditions of this Agreement hereinafter set forth.

AGREEMENT

In order to consummate the Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.

Sale and Transfer of Assets and Liabilities, Liquidation and

Dissolution of the Acquired Fund

(a)

Upon satisfaction of the conditions precedent described in Section 9 hereof, the Milestone Funds will convey, transfer and deliver to the Acquiring Trust on behalf of the Acquiring Fund, at the Closing, all of the then-existing assets of the Acquired Fund (the “Assets”).  In consideration thereof, the Acquiring Trust agrees at the Closing (i) that the Acquiring Fund shall assume and pay when due all obligations and liabilities of the Acquired Fund existing on or after the Effective Date of the Reorganization (as defined in Section 3 hereof), whether absolute, accrued, contingent or otherwise and that have been appropriately reflected on the Acquired Fund’s balance sheets (but not including fees and expenses in connection with this Agreement to be paid by persons as provided in Sections 10 and 12(c) hereof) (collectively, the “Liabilities”); and (ii) that the Acquiring Trust shall deliver to the Milestone Funds, in accordance with paragraph (b) of this Section 1, full and fractional shares of beneficial interest, without par value, of the Acquiring Fund equal in value to the combined value of full and fractional shares of beneficial interest of the Acquired Fund outstanding at the time of calculation of the Acquired Fund’s net asset value (“NAV”) as of the close of business (which hereinafter shall be, unless otherwise noted, the regular close of business of the New York Stock Exchange, Inc. (“NYSE”)) (“Close of Business”) on the valuation date (as defined in Section 3 hereof and hereinafter called the “Valuation Date”), which shall be the business day immediately preceding the Effective Date of the Reorganization.  The reorganization contemplated hereby is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”).  The Acquiring Trust shall distribute to the Acquired Fund's shareholders the shares of the Acquiring Fund in accordance with this Agreement and the resolutions of the Board of Trustees of the Acquiring Trust (the “Board of Trustees”) authorizing the transactions contemplated by this Agreement.

(b)

To effect the delivery of shares described in Section 1(a)(ii) hereof, the Acquiring Trust will establish an open account of the Acquiring Fund for each shareholder of the Acquired Fund and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of beneficial interest, without par value, of the Acquiring Fund equal to the value of full and fractional shares of beneficial interest which such shareholder holds in the Acquired Fund at the time of calculation of NAV for each of the Acquired Fund on the business day immediately preceding the Effective Date of the Reorganization.  Fractional shares of the Acquired Fund are, and fractional shares of the Acquiring Fund will be, carried to the third decimal place.  On the Effective Date of the Reorganization, each certificate, if any, representing shares of the Acquired Fund will be deemed to represent the number of shares of the Acquiring Fund corresponding with the equivalent value of the shares of the Acquired Fund.  Simultaneously with the crediting of the shares of the Acquiring Fund to the shareholders of record of the Acquired Fund, the shares of the Acquired Fund held by such shareholders shall be cancelled.

(c)

Certificates representing shares of beneficial interest of the Acquiring Fund will not be issued to shareholders of the Acquired Fund irrespective of whether such shareholders hold their shares in certificated form.  Upon request, each shareholder of the Acquired Fund will have the right to deliver the shareholder’s share certificates of the Acquired Fund, if any, to the Acquiring Trust in exchange for book entries establishing the shareholder’s ownership of shares of the Acquiring Fund equal in value to the value of the shares of the Acquired Fund owned by such shareholder; provided that, a shareholder need not deliver such share certificates to the Acquiring Trust unless the shareholder so desires and shall irrespective of any delivery of such share certificates receive ownership of shares of the Acquiring Fund equal in value to the value of the shares of the Acquired Fund owned by such shareholder.  As soon as practicable following the Closing, the Milestone Funds shall dissolve the Acquired Fund.

2.

Valuation

(a)

The value of the Acquired Fund's assets shall be computed as of Close of Business on the Valuation Date using the valuation procedures set forth in the Milestone Funds’ currently effective prospectus and statement of additional information with respect to the Acquired Fund.

(b)

The NAV of a share of beneficial interest of the Acquired Fund shall be determined to the nearest full cent as of the Close of Business on the Valuation Date, using the valuation procedures as set forth in the Milestone Funds’ currently effective prospectus and statement of additional information with respect to the Acquired Fund.

(c)

All computations of value shall be made by, GFS, the Acquired Fund's accounting agent.

3.

Closing and Valuation Date

(a)

The Closing shall consist of (i) the conveyance, transfer and delivery of the Assets of the Acquired Fund to the Acquiring Trust on behalf of the Acquiring Fund in exchange for the assumption and payment, when due, by the Acquiring Fund of the Liabilities of the Acquired Fund; and (ii) the issuance and delivery of the Acquiring Fund’s shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions.  Subject to receipt of all necessary regulatory approvals and the final shareholder approval of this Agreement, the Closing shall occur on January 31, 2012 or such other date as the officers of the parties may mutually agree, and shall be effective on the next business day following the Valuation Date (the “Effective Date of the Reorganization”).  The Closing shall take place at the principal office of GFS, the administrator for the Acquiring Fund at approximately 10:00 a.m. Eastern standard time on the Valuation Date.

(b)

Notwithstanding anything herein to the contrary, in the event that on the Valuation Date (a) the NYSE shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Acquiring Trust or the Milestone Funds, accurate appraisal of the value of the net assets of the Acquired Fund and Acquiring Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading on the NYSE shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Acquired Fund and Acquiring Fund is practicable in the judgment of the Acquiring Trust and the Milestone Funds.

(c)

The Milestone Funds shall provide, as of the Closing, for delivery of those Assets of the Acquired Fund to be transferred to the Custodian of the Acquiring Fund.  Also, the Milestone Funds shall deliver at the Closing a list (which may be in electronic form) of names and addresses of the shareholders of record of the shares of beneficial interest of the Acquired Fund, and the number of full and fractional shares of beneficial interest owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates, if any, and which by book-entry accounts, all as of the Close of Business on the Valuation Date, certified by its transfer agent, or by its President or Vice-President to the best of their knowledge and belief.

(d)

The Acquiring Trust shall issue and deliver a certificate evidencing the shares of beneficial interest of the Acquiring Fund to be delivered at the Closing to said transfer agent registered in such manner as the Milestone Funds may request, or provide evidence satisfactory to the Milestone Funds in such manner as the Milestone Funds may request that such shares of beneficial interest of the Acquiring Fund have been registered in an open account of the Acquiring Fund on the books of the Acquiring Trust.

4.

Representations and Warranties by the Milestone Funds

The Milestone Funds represents and warrants to the Acquiring Trust that:

(a)

The Milestone Funds is a statutory trust created under the laws of the State of Delaware on July 14, 1994 and is validly existing and in good standing under the laws of that State.  The Milestone Funds, of which the Acquired Fund is a series, is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company.  Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing and all of the shares of the Acquired Fund issued and outstanding have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital.

(b)

The Milestone Funds are authorized to issue an unlimited number of shares of beneficial interest without par value per share of the Acquired Fund.  Each outstanding share of the Acquired Fund is validly issued, fully paid, non-assessable, has full voting rights, and redeemable.

(c)

The financial statements appearing in the Acquired Fund's Annual Report to Shareholders for the fiscal year ended November 30, 2010, audited by Tait, Weller & Baker, LLP, copies of which have been delivered to the Acquiring Trust, the Acquired Fund's Semi-Annual Report to Shareholders for the period ended May 31, 2011, copies of which will have been furnished to the Acquiring Trust, and the unaudited financial statements for the Milestone Funds for the most recent month ended prior to the Closing, copies of which will have been furnished to the Acquiring Trust, fairly present the financial position of the Milestone Funds as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis (with the exception, in the case of the unaudited financial statements, of the omission of footnotes).

(d)

The books and records of the Milestone Funds and the Acquired Fund, including FIN 48 workpapers and supporting statements, made available to the Acquiring Trust and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Milestone Funds and the Acquired Fund.

(e)

The statements of assets and liabilities of the Acquired Fund to be furnished by the Milestone Funds as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section 1 hereof will accurately reflect the NAV of the Acquired Fund and each of the outstanding shares of beneficial interest of the Acquired Fund, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(f)

At the Closing, the Milestone Funds will, on behalf of the Acquired Fund, have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (e) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(g)

The Milestone Funds has the necessary power and authority to conduct its business and the business of the Acquired Fund as such businesses are now being conducted.

(h)

The Milestone Funds is not a party to or obligated under any provision of its Agreement and Declaration of Trust, By-Laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Agreement.

(i)

The Milestone Funds, on its own behalf and on behalf of the Acquired Fund, has full power and authority to enter into and perform its obligations under this Agreement, subject to approval of the Agreement and the Reorganization by the Board of Trustees of the Milestone Funds and, with respect to the Acquired Fund, by the shareholders of the Acquired Fund.  Except as provided in the immediately preceding sentence, the execution, delivery and performance of this Agreement has been validly authorized, executed and delivered by the Milestone Funds, on its own behalf and on behalf of the Acquired Fund, and this Agreement constitutes the legal, valid and binding obligation of the Milestone Funds and the Acquired Fund, enforceable against it in accordance with its terms, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles.

(j)

Neither the Milestone Funds nor the Acquired Fund are under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(k)

Neither the Milestone Funds nor the Acquired Fund have any unamortized or unpaid organizational fees or expenses.

(l)

The Milestone Funds has elected to treat the Acquired Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Code, the Acquired Fund is a “fund” as defined in Section 851(g)(2) of the Code, has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing, and the consummation of the transactions contemplated by the Agreement will not cause either of the Acquired Fund or the Acquiring Fund to fail to be qualified as a RIC as of the Closing.

(m)

The Milestone Funds is not currently subject to any notice or other communication (whether oral or written) from any governmental body (including, without limitation, the Securities and Exchange Commission (the “Commission”) and any state securities authorities) or any other person regarding any actual, alleged, possible, or potential violation of, or failure to comply with, any term or requirement of any order or law applicable to the Milestone Funds.

5.

Representations and Warranties by the Acquiring Trust

The Acquiring Trust represents and warrants to the Milestone Funds that:

(a)

The Acquiring Trust is a statutory trust created under the laws of the State of Delaware on December 20, 1996 and is duly organized, validly existing and in good standing under the laws of that State.  The Acquiring Trust, of which the Acquiring Fund is a series, is duly registered under the 1940 Act as an open-end, management investment company.  Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing.  Before the Effective Date of the Reorganization, the Acquiring Fund will be a duly established and designated series of the Acquiring Trust.

(b)

The Acquiring Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the Acquiring Fund. Each outstanding share of the Acquiring Fund, if any, is fully paid, non-assessable and has full voting rights and, except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital, is freely transferable.  The shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section 1 hereof will, upon their issuance, be validly issued, fully paid, non-assessable and may be sold and redeemed and have full voting rights.

(c)

The Acquiring Fund has not commenced operations and will not commence operations until after the Closing.

(d)

Prior to the Effective Date of the Reorganization, there will be no issued and outstanding shares in the Acquiring Fund or any other securities issued by the Acquiring Fund.

(e)

No consideration other than Acquiring Fund shares (and Acquiring Fund’s assumption of the liabilities of the Acquired Fund) will be issued in exchange for the assets of the Acquired Fund in the Reorganization.

(f)

At the Closing, shares of beneficial interest of the Acquiring Fund to be issued pursuant to this Agreement will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Fund are currently eligible for offering to the public, and there will be an unlimited number of shares of the Acquiring Fund registered under the 1933 Act such that there is a sufficient number of such shares to permit the transfers contemplated by this Agreement to be consummated.

(g)

The Acquiring Trust has or will have at the time of Closing the necessary power and authority to conduct its business and the business of the Acquiring Fund as such businesses are then being conducted by the Milestone Funds and the Acquired Fund.

(h)

The Acquiring Trust is not a party to or obligated under any provision of its Agreement and Declaration of Trust, By-Laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Agreement.

(i)

The Acquiring Trust, on its own behalf and on behalf of the Acquiring Fund, has, or will have at the time of Closing, full power and authority to enter into and perform its obligations under this Agreement.  The execution, delivery and performance of this Agreement have been validly authorized, executed and delivered by the Acquiring Trust, on its own behalf and on behalf of the Acquiring Fund, and this Agreement constitutes the legal, valid and binding obligation enforceable against the Acquiring Trust, on its own behalf and on behalf of the Acquiring Fund, in accordance with its terms, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangements among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors rights and to general equity principles.

(j)

Neither the Acquiring Trust nor the Acquiring Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(k)

The books and records of the Acquiring Trust and the Acquiring Fund, including FIN 48 workpapers and supporting statements, made available to the Milestone Funds and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Acquiring Trust and the Acquiring Fund.

(l)

The Acquiring Trust has elected, or intends to elect, to treat the Acquiring Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, the Acquiring Fund will be a “fund” as defined in Section 851(g)(2) of the Code, and the consummation of the transactions contemplated by the Agreement will not cause the Acquiring Fund to fail to be qualified as a RIC from and after the Closing.

(m)

The Acquiring Trust is not currently subject to any notice or other communication (whether oral or written) from any governmental body (including, without limitation, the Commission and any state securities authorities) or any other person regarding any actual, alleged, possible, or potential violation of, or failure to comply with, any term or requirement of any order or law applicable to the Acquiring Trust.

6.

Representations and Warranties by the Milestone Funds and the Acquiring Trust

The Milestone Funds and the Acquiring Trust each represents and warrants to the other, with respect to itself and the Acquired Fund or Acquiring Fund, respectively, that:

(a)

Except as discussed in its currently effective prospectus as of the Closing, there are no legal, administrative or other proceedings or investigations against it, or, to its knowledge, threatened against it, that would materially affect its financial condition or its ability to consummate the transactions contemplated by this Agreement, and it knows of no fact which reasonably might form the basis for the institution of such proceedings.  It is not charged with or, to its knowledge, threatened with, any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(b)

There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

(c)

It has duly and timely filed, on behalf of the Acquired Fund or the Acquiring Fund, as appropriate, all Tax (as defined below) returns and reports (including, but not limited to, information returns), that are required to be filed by the Acquired Fund or Acquiring Fund, and all such returns and reports accurately state the amount of Tax owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income required to be reported by the Acquired Fund or Acquiring Fund.  On behalf of the Acquired Fund and Acquiring Fund, as appropriate, it has paid or made provision and properly accounted for all Taxes (as defined below) due or properly shown to be due on such returns and reports.  The amounts set up as provisions for Taxes in the books and records of the Acquired Fund or Acquiring Fund, as appropriate, as of the Close of Business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or which may be payable by the Acquired Fund or Acquiring Fund, as appropriate, for any periods or fiscal years prior to and including the Close of Business on the Valuation Date, including, but not limited to, all Taxes imposed before or after the Close of Business on the Valuation Date that are attributable to any such period or fiscal year.  To its knowledge, no return filed by it, on behalf of the Acquired Fund or Acquiring Fund, as appropriate, is currently being audited by the Internal Revenue Service or by any state or local taxing authority.  As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto. To its knowledge, there are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of the Acquired Fund or Acquiring Fund, as appropriate.

(d)

All information provided to the Milestone Funds by the Acquiring Trust, and by the Milestone Funds to the Acquiring Trust, for inclusion in, or transmittal with, an Information Statement on Form N-14 with respect to this Agreement does not contain any untrue statement of a material fact, or omit to state a material fact required to be stated in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(e)

Except in the case of the Milestone Funds with respect to the approval of this Agreement and the Reorganization by the required vote of the Acquired Fund's shareholders, no consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation of the transactions contemplated by this Agreement, except as may be required by the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, state securities laws or applicable state laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

7.

Covenants of the Milestone Funds

(a)

The Milestone Funds covenants to operate the business of the Acquired Fund as currently conducted between the date hereof and the Closing.

(b)

The Milestone Funds undertakes that the Milestone Funds and the Acquired Fund will not acquire the shares of beneficial interest of the Acquiring Fund for the purpose of making distributions thereof other than to the Acquired Fund's shareholders.

(c)

The Milestone Funds covenants that by the time of the Closing, all of the Acquired Fund's federal and other Tax returns and reports required by law to be filed on or before such date shall have been filed and all federal and other Taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

(d)

The Milestone Funds will at the Closing provide the Acquiring Trust with:

(i)

A statement of the respective tax basis of all investments to be transferred by the Acquired Fund to the Acquiring Fund;

(ii)

A copy (which may be in electronic form) of the shareholder ledger accounts of the Acquired Fund, including, without limitation,

(A) the name, address and taxpayer identification number of each shareholder of record,

(B) the number of shares of beneficial interest held by each shareholder,

(C) the dividend reinvestment elections applicable to each shareholder, and

(D) the backup withholding and nonresident alien withholding certifications, notices or records on file with the Acquired Fund with respect to each shareholder,

for all of the shareholders of record of the Acquired Fund's shares as of the Close of Business on the Valuation Date, who are to become holders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Agreement, certified by its transfer agent or its President or its Vice-President to the best of their knowledge and belief; and

(iii)

All FIN 48 workpapers and supporting statements pertaining to the Milestone Funds and Acquired Fund.

(e)

The Board of Trustees of the Milestone Funds shall take all actions reasonably necessary to obtain the approval from the Acquired Fund's shareholders of the transactions contemplated herein.

(f)

The Milestone Funds shall supply to the Acquiring Trust, at the Closing, the statement of the assets and liabilities described in Section 4(e) of this Agreement in conformity with the requirements described in such Section.  In addition, the Milestone Funds shall supply a schedule of portfolio investments as of the Valuation Date.  The schedule of portfolio investments will present fairly the portfolio investments of the Acquired Fund as of the Valuation Date in conformity with generally accepted accounting principles applied on a consistent basis.  The statement of assets and liabilities and schedule of portfolio investments shall be certified by the treasurer of Milestone Funds, to the best of his or her knowledge, as being in conformity with generally accepted accounting principles applied on a consistent basis.

8.

Covenants of the Acquiring Trust

(a)

The Acquiring Trust covenants that the shares of beneficial interest of the Acquiring Fund to be issued and delivered to the Acquired Fund pursuant to the terms of Section 1 hereof shall have been duly authorized as of the Closing and, when so issued and delivered, shall be registered under the 1933 Act, validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.

(b)

The Acquiring Trust covenants (i) that it has established and organized the Acquiring Fund so that it may conduct its business in substantially the same manner as the business of the Acquired Fund is currently conducted; or (ii) to the extent that the Acquiring Fund will not be managed in substantially the same manner as the Acquired Fund, to seek the approval of shareholders of the Acquired Fund for any changes that are proposed for the Acquiring Fund only if such changes require approval under the 1940 Act.

(c)

The Acquiring Trust covenants that by the Closing, the federal and other Tax returns and reports required by law to be filed by it and the Acquiring Fund, if any, on or before such date shall have been filed and all federal and other Taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

(d)

The Acquiring Trust will file with the Commission a Registration Statement on Form N-14 under the 1933 Act (“Registration Statement”), relating to the shares of beneficial interest of the Acquiring Fund issuable hereunder, and will use its best efforts to provide that such Registration Statement becomes effective as promptly as practicable.  At the time such Registration Statement becomes effective, it (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  At the time the Registration Statement becomes effective, at the time the Acquired Fund's shareholders approve this Agreement and the Reorganization, and at the Closing, the prospectus and statement of additional information included in the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

9.

Conditions Precedent to be Fulfilled by the Milestone Funds and the Acquiring Trust

The respective obligations of the Milestone Funds and the Acquiring Trust to effectuate this Agreement and the Reorganization hereunder shall be subject to the following respective conditions:

(a)

That (i) all the representations and warranties of the other party contained herein that are not qualified as to materiality shall be true and correct in all material respects as of the Closing and all the representations and warranties of the other party contained herein that are qualified as to materiality shall be true and correct in all respects with the same effect as though made as of and at such date; (ii) the other party shall have performed all obligations required by this Agreement to be performed by it at or prior to the Closing; and (iii) the other party shall have delivered to such party a certificate to the foregoing effect signed by the President or Vice-President and by the Secretary or equivalent officer of the party.

(b)

That each party shall have delivered to the other party a copy of the resolutions approving this Agreement adopted by the Board of Trustees of the party delivering the copy, and certified by the Secretary or equivalent officer of the party delivering the copy.

(c)

That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin the consummation of the Reorganization contemplated hereby under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall have been instituted or threatened that would materially and adversely affect the financial condition of either party or would prohibit the transactions contemplated hereby.

(d)

That this Agreement, the Reorganization and the transactions contemplated hereby for the Acquired Fund shall have been approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

(e)

Unless the Acquired Fund has been advised by the Acquiring Fund that the Acquiring Fund will deliver an opinion of counsel that the Reorganization qualifies as a “reorganization” under Section 368(a)(1)(F) of the Code, the Acquired Fund shall have declared a distribution or distributions prior to the Valuation Date, as applicable, that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Close of Business on the Valuation Date, and (ii) any undistributed ordinary income and capital gain net income from any prior period.  Capital gain net income has the meaning given such term by Section 1222(9) of the Code.

(f)

That all required consents of other parties and all other consents, orders and permits of federal, state and local authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not, in the judgment of the Acquiring Fund,  involve a material adverse effect, or the risk thereof, on the assets and properties of the Acquired Fund and/or Acquiring Fund.

(g)

That prior to or at the Closing, the parties shall have received an opinion from Thompson Hine, LLP, the Acquiring Trust’s counsel ("Thompson Hine”), addressed to the Acquiring Trust and the Milestone Funds to the effect that, provided the acquisition contemplated hereby is carried out in accordance with the applicable laws of the State of Delaware, the terms of this Agreement and in accordance with customary representations provided by the Acquiring Trust and the Milestone Funds in certificates delivered to Thompson Hine, as to the Acquiring Fund and the Acquired Fund:

(i)

The transfer of all of the Acquired Fund’s assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund as set forth in Section 1 above (followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders and the termination of the Acquired Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(ii)  No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund.

(iii)  No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to the Acquired Fund’s Shareholders in exchange for such shareholders’ shares of the Acquired Fund.

(iv)  No gain or loss will be recognized by the Acquired Fund’s Shareholders upon the exchange of their Acquired Fund Shares for Acquiring Fund Shares in the Reorganization.

(v)  The adjusted tax basis of Acquiring Fund Shares received by each of the Acquired Fund’s Shareholders pursuant to the Reorganization will be the same as the adjusted tax basis of the Acquired Fund Shares exchanged therefor by such shareholder. The holding period of Acquiring Fund Shares to be received by each of the Acquired Fund’s Shareholders will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization.

(vi)  The tax basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

(vii)  For purposes of Section 381 of the Code, either (i) the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to any applicable conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder; or (ii) the Acquiring Fund will be treated as the same corporation as the Acquired Fund and the tax attributes of the Acquired Fund described in Section 381(c) of the Code shall be taken into account by the Acquiring Fund as if there had been no Reorganization.

Such opinion shall contain such limitations as shall be in the opinion of Thompson Hine appropriate to render the opinions expressed therein.  Such opinion shall be based on customary assumptions and such representations as Thompson Hine may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations.

(h)

That the Acquiring Trust shall have received an opinion in form and substance reasonably satisfactory to it from Kramer, Levin Naftalis & Frankel (“Kramer Levin”), counsel to the Milestone Funds, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles:

(i)

The Milestone Funds was formed as a statutory trust under the laws of the State of Delaware on July 14, 1994, and is duly organized, validly existing and in good standing under the laws of the State of Delaware;

(ii)

The Milestone Funds is authorized to issue an unlimited number of shares of beneficial interest with no par value per share of the Acquired Fund; and assuming that the initial shares of beneficial interest of the Acquired Fund were issued in accordance with the 1940 Act and the Agreement and Declaration of Trust and By-Laws of the Milestone Funds, and that all other outstanding shares of the Acquired Fund were issued, sold and paid for in accordance with the terms of the Acquired Fund's prospectus as in effect at the time of such sales, each such outstanding share is validly issued, fully paid, non-assessable and has full voting rights and is redeemable;

(iii)

The Milestone Funds is an open-end management investment company registered as such under the 1940 Act;

(iv)

Except as disclosed in the Acquired Fund's currently effective prospectus, to such counsel’s knowledge, there is no material suit, action, or legal or administrative proceeding pending or threatened against the Milestone Funds, the unfavorable outcome of which would materially and adversely affect the Milestone Funds or the Acquired Fund;

(v)

To such counsel’s knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by the Milestone Funds of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Delaware laws (including, in the case of each of the foregoing, the rules and regulations thereunder) and such as may be required under state securities laws;

(vi)

Neither the execution, delivery nor performance of this Agreement by the Milestone Funds violates any provision of its Agreement and Declaration of Trust, its By-Laws, or the provisions of any agreement or other instrument, known to such counsel to which the Milestone Funds is a party or by which the Milestone Funds is otherwise bound; and

(vii)

This Agreement has been validly authorized, executed and delivered by the Milestone Funds and represents the legal, valid and binding obligation of the Milestone Funds and is enforceable against the Milestone Funds in accordance with its terms.

In giving the opinions set forth above, Kramer Levin may state that it is relying on certificates of the officers of the Milestone Funds with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the Milestone Funds.

(i)

That the Milestone Funds shall have received an opinion in form and substance reasonably satisfactory to it from Thompson Hine, counsel to the Acquiring Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles:

(i)

The Acquiring Trust was formed as a business trust under the laws of the State of Delaware on December 20, 1996, and is duly organized, validly existing and in good standing under the laws of the State of Delaware;

(ii)

The Acquiring Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the Acquiring Trust and of the Acquiring Fund.  Assuming that the initial shares of beneficial interest of the Acquiring Fund were issued in accordance with the 1940 Act and the Acquiring Trust’s Agreement and Declaration of Trust and By-Laws, and that all other shares of the Acquiring Fund will be issued, sold and paid for in accordance with the terms of the Acquiring Fund’s prospectus in effect at the time of such sales, each such outstanding share will be validly issued, fully paid, non-assessable and will have full voting rights and, except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital, will be redeemable;

(iii)

The Acquiring Trust is an open-end management investment company registered as such under the 1940 Act;

(iv)

Except as disclosed in the Acquiring Fund’s currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Acquiring Trust, the unfavorable outcome of which would materially and adversely affect the Acquiring Trust or the Acquiring Fund;

(v)

The shares of beneficial interest of the Acquiring Fund to be issued pursuant to the terms of Section 1 hereof have been duly authorized and, when issued and delivered as provided in this Agreement, will have been validly issued and fully paid, will be non-assessable by the Acquiring Trust or the Acquiring Fund, and to such counsel’s knowledge, no shareholder has any preemptive right to subscription or purchase in respect thereof;

(vi)

To such counsel’s knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by the Acquiring Trust of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Delaware laws (including, in the case of each of the foregoing, the rules and regulations thereunder and such as may be required under state securities laws);

(vii)

Neither the execution, delivery nor performance of this Agreement by the Acquiring Trust violates any provision of its Agreement and Declaration of Trust, its By-Laws, or the provisions of any agreement or other instrument, known to such counsel to which the Acquiring Trust is a party or by which the Acquiring Trust is otherwise bound;

(viii)

All agreements necessary for the operation of the Acquiring Fund in the manner contemplated hereby, including, but not limited to, the investment advisory agreement for the Acquiring Fund and plan of distribution have been validly authorized and approved; and

(ix)

This Agreement has been validly authorized, executed and delivered by the Acquiring Trust and represents the legal, valid and binding obligation of the Acquiring Trust and is enforceable against the Acquiring Trust in accordance with its terms.

In giving the opinions set forth above, Thompson Hine may state that it is relying on certificates of the officers of the Acquiring Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the Acquiring Trust.

(j)

That the Acquiring Trust’s Registration Statement with respect to the shares of beneficial interest of the Acquiring Fund to be delivered to the Acquired Fund's shareholders in accordance with Section 1 hereof shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(k)

That the shares of beneficial interest of the Acquiring Fund to be delivered in accordance with Section 1 hereof shall be eligible for sale by the Acquiring Trust with the securities commission or agency of each state or other jurisdiction of the United States with which such eligibility is required in order to permit the shares lawfully to be delivered to the shareholders of the Acquired Fund.

(l)

That at the Closing, the Milestone Funds, on behalf of the Acquired Fund, transfers to the Acquiring Fund aggregate Assets of the Acquired Fund comprising at least 90% in fair market value of the total net assets of the Acquired Fund and 70% in fair market value of the total gross assets recorded on the books of the Acquired Fund at the Close of Business on the Valuation Date.

10.

Fees and Expenses

CLS and GFS shall pay the costs of the Acquiring Trust and the Milestone Funds directly related to the Reorganization on an equal basis.

11.

Termination; Waiver; Order

(a)

Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Acquired Fund) prior to the Closing as follows:

(i)

by mutual consent of the Milestone Funds and the Acquiring Trust;

(ii)

by the Acquiring Trust if any condition precedent to its obligations set forth in Section 9 has not been fulfilled or waived by the Acquiring Trust and it reasonably appears that such condition will nor to cannot be met; or

(iii)

by the Milestone Funds if any condition precedent to its obligations set forth in Section 9 has not been fulfilled or waived by the Milestone Funds and it reasonably appears that such condition will not or cannot be met.

(b)

If the transactions contemplated by this Agreement have not been consummated by February 28, 2013, this Agreement shall automatically terminate on that date, unless a later date is agreed to by both the Milestone Funds and the Acquiring Trust.

(c)

In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either the Milestone Funds or the Acquiring Trust or persons who are their trustees, officers, agents or shareholders in respect of this Agreement.

(d)

At any time prior to the Closing, any of the terms or conditions of this Agreement may be waived by either the Milestone Funds or the Acquiring Trust, respectively (whichever is entitled to the benefit thereof).  Such waiver shall be in writing and authorized by an officer of the waiving party.  The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either party thereafter to enforce each and every such provision.  No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

(e)

The respective representations, warranties and covenants contained in Sections 4-8 hereof shall expire with, and be terminated by, the consummation of the Reorganization, and neither the Milestone Funds nor the Acquiring Trust, nor any of their officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing.  This provision shall not protect any officer, director, agent or shareholder of the Milestone Funds or the Acquiring Trust against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders to which that officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties in the conduct of such office.

(f)

If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of either the Milestone Funds or the Acquiring Trust to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Acquired Fund, unless such further vote is required by applicable law or by mutual consent of the parties.

12.

Liability of the Acquiring Trust and the Milestone Funds

(a)

Each party acknowledges and agrees that all obligations of the Acquiring Trust under this Agreement are binding only with respect to the Acquiring Fund; that any liability of the Acquiring Trust under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund; that no other series of the Acquiring Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither the Milestone Funds nor the Acquired Fund shall seek satisfaction of any such obligation or liability from the shareholders of the Acquiring Trust, the trustees, officers, employees or agents of the Acquiring Trust, or any of them.

(b)

Each party acknowledges and agrees that all obligations of the Milestone Funds under this Agreement are binding only with respect to the Acquired Fund; that any liability of the Milestone Funds under this Agreement with respect to the Acquired Fund, or in connection with the transactions contemplated herein with respect to the Acquired Fund, shall be discharged only out of the assets of the Acquired Fund; that no other series of the Milestone Funds shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither the Acquiring Trust nor the Acquiring Fund shall seek satisfaction of any such obligation or liability from the shareholders of the Milestone Funds, the directors, officers, employees or agents of the Milestone Funds, or any of them.

(c)

With respect to the Acquired Fund only and its trustees, for the period beginning at the time of the Reorganization and ending not less than three years thereafter, CLS and GFS shall cause the current liability policy to be continued in full force and effect at the current coverage and deductible amounts, or obtain a new policy providing comparable coverage.

13.

Cooperation and Exchange of Information

The Acquiring Trust and the Milestone Funds will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any Tax returns, amended return or claim for refund, determining a liability for Taxes or a right to a refund of Taxes or participating in or conducting any audit or other proceeding in respect of Taxes, or in determining the financial reporting of any tax position.  Each party or their respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of the Acquired Fund and Acquiring Fund for its taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing.

14.

Entire Agreement and Amendments

This Agreement embodies the entire Agreement between the parties and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for.  This Agreement may be amended only by mutual consent of the parties in writing.  Neither this Agreement nor any interest herein may be assigned without the prior written consent of the other party.

15.

Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

16.

Notices

Any notice, report, or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the following addresses:

The Milestone Funds:

450 Wireless Boulevard

Hauppauge, New York

Attention: Andrew Rogers

To the Acquiring Trust:

AdvisorOne Funds

4020 South 147th Street

Omaha, NE 68137

Attention: Brian Nielsen

CLS

CLS Investments, LLC

4020 South 147th Street

Omaha, NE 68137

Attention: Brian Nielsen

GFS

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, New York

Attention:  Andrew Rogers

In each case, with a copy (which shall not constitute notice) to:

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, New York 10036

Attention: Susan Penry-Williams

Thompson Hine LLP

312 Walnut Street, 14th Floor,

Cincinnati, Ohio  45202

Attention: JoAnn M. Strasser

17.

Governing Law

This Agreement shall be governed by and carried out in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

18.

Effect of Facsimile Signature

A facsimile signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.

19.

Publicity

Any announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

20.

Confidentiality

(a) The parties will hold, and will cause their board members, officers, employees, representatives, agents and affiliated persons to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other party, all confidential information obtained from the other party in connection with the transactions contemplated by this Agreement, except such information may be disclosed:  (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b) In the event of a termination of this Agreement, the parties  agree that they, along with their board members, employees, representative agents and affiliated persons, shall, and shall cause their affiliates to, except with the prior written consent of the other party, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other party and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

21.

Headings

The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the Milestone Funds, CLS, GFS, and the Acquiring Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its duly authorized officers, all as of the day and year first-above written.

The Milestone Funds, on behalf of the Acquired Fund By: Name: Title:	AdvisorOne Funds, on behalf of the Acquiring Fund By: Name: Title:
CLS Investments, LLC only with respect to Sections 10 and 12(c) hereof By: Name: Title:	Gemini Fund Services, LLC only with respect to Sections 10 and 12(c) hereof By: Name: Title:

APPENDIX B

THE MILESTONE FUNDS

INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT (the “Investment Advisory Agreement”) made this _____ day of ___________, 2012, between The Milestone Funds (the “Trust’), a statutory business trust organized under the laws of the State of Delaware with its principal place of business at 115 East Putnam Avenue, Greenwich CT 06830, and CLS Investments, LLC (the “Adviser), a limited liability company organized under the laws of the State of Nebraska with its principal place of business at 4020 South 147th Street, Omaha, NE 68137.

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “Act), as an open-end management investment company and is authorized to issue its shares of beneficial interest, no par value, in separate series and classes; and

WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”); and

WHEREAS, the Trust desires that the Adviser perform investment advisory services in the form of a continuous investment program for the assets of each series of the Trust listed in Appendix A (each a “Portfolio” and collectively the “Portfolios”) and the Adviser is willing to provide those services on the terms and conditions set forth in this Investment Advisory Agreement; which series previously was advised by Milestone Capital Management, LLC, a limited liability company organized under the laws of the State of New York (“Milestone”); and

WHEREAS,), in accordance with the terms of the agreement between the Trust and Milestone (the "Milestone Advisory Agreement") required by Section 15(a)(3) of the Act, terminated the Milestone Advisory Agreement; and

WHEREAS, the Adviser has acted as the interim investment adviser for the Trust, on behalf of each Portfolio, pursuant to an interim investment advisory agreement approved by the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees of the Trust who are not interested persons of the Trust (the “Independent Trustees”) as permitted by Rule 15a-4 under the Act: and

WHEREAS, the shareholders of each Portfolio, at a special meeting held on December 27, 2011, approved the terms of this Investment Advisory Agreement.

NOW THEREFORE, the Trust and the Adviser agree as follows:

SECTION 1.  THE TRUST; DELIVERY OF DOCUMENTS

The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Trust Instrument, Bylaws and Registration Statement filed with the Securities and Exchange Commission (the “Commission”) under the Act and the Securities Act of 1933 (the “Securities Act), including any representations made in the prospectuses and statements of additional information relating to the Portfolios contained therein and as may be supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Trust’s Board. The Trust has delivered copies of the documents listed in this Section 1 and will from time to time furnish Adviser with any amendments thereof.

SECTION 2.  APPOINTMENT

The Trust hereby employs Adviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in the Portfolios and, without limiting the generality of the foregoing, to provide other services specified in Section 3 hereof.

SECTION 3.  DUTIES OF THE ADVISER

(a)

The Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets in the Portfolios. To carry out such decisions, the Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Portfolios. In all purchases, sales and other transactions in securities for the Portfolios, the Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

(b)

The Adviser will report to the Board at each meeting thereof all changes in the Portfolios since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Portfolios and the Adviser, and on its own initiative, will furnish the Board from time to time with such information as the Adviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in a Portfolio’s holdings, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Portfolios maintain investments. The Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Portfolios as the Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities for a Portfolio, the Adviser will bear in mind the policies set from time to time by the Board as well as the limitations imposed by the Trust Instrument, Bylaws, Registration Statement under the Act and the Securities Act, the limitations in the Act and in the Internal Revenue Code of 1986, as amended in respect of regulated investment companies and the investment objectives, policies and restrictions of each Portfolio.

(c)

The Adviser will from time to time employ or associate with such persons as the Adviser believes to be particularly fitted to assist in the execution of the Adviser’s duties hereunder, the cost of performance of such duties to be borne and paid by the Adviser. No obligation may be incurred on the Trust’s behalf in any such respect.

(d)

The Adviser shall maintain records relating to Portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Investment Advisory Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Commission and the Internal Revenue Service. The books and records pertaining to the Trust which are in the possession of the Adviser shall be the property of the Trust. The Trust, or the Trust’s authorized representatives, shall have access to such books and records at all times during the Adviser’s normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Adviser to the Trust or the Trust’s authorized representatives.

SECTION 4.  EXPENSES

The Adviser shall be responsible for that portion of the net expenses of each Portfolio (except interest, taxes, brokerage, fees and other expenses paid by the Portfolio in accordance with an effective plan pursuant to Rule 12b-1 under the Act and organization expenses, all to the extent such exceptions are permitted by applicable state law and regulation) incurred by the Portfolio during each of the Portfolio’s fiscal years or portion thereof that this Investment Advisory Agreement is in effect which, as to the Portfolio, in any such year exceeds the limits applicable to the Portfolio under the laws or regulations of any state in which shares of the Portfolio are qualified for sale (reduced pro rata for any portion of less than a year).

The Trust hereby confirms that, subject to the foregoing, the Trust shall be responsible and shall assume the obligation for payment of all the Trust’s other expenses, including: (i) interest charges, taxes, brokerage fees and commissions; (ii) certain insurance premiums; (iii) fees, interest charges and expenses of the Trust’s custodian, transfer agent and dividend disbursing agent; (iv) telecommunications expenses; (v) auditing, legal and compliance expenses; (vi) costs of the Trust’s formation and maintaining its existence; (vii) costs of preparing and printing the Trust’s prospectuses, statements of additional information, account application forms and shareholder reports and delivering them to existing and prospective shareholders; (viii) costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts and of calculating the net asset value of shares of the Trust; (ix) costs of reproduction, stationery and supplies; (x) compensation of the Trust’s Trustees, officers, employees and other personnel performing services for the Trust who are not officers or affiliates of the Adviser, or of affiliated persons of the Adviser; (xi) costs of corporate meetings; (xii) registration fees and related expenses for registration with the Commission and the securities regulatory authorities of other countries in which the Trust’s shares are sold; (xiii) state securities law registration fees and related expenses; (xiv) the fee payable hereunder and fees and out-of-pocket expenses payable under any administration or similar agreement; (xv) and all other fees and expenses paid by the Trust pursuant to any distribution or shareholder service plan adopted pursuant to Rule 12b-1 under the Act or otherwise.

SECTION 5.  STANDARD OF CARE

The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Trust, and as an inducement to the Adviser’s undertaking these services, the Adviser shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the Trust’s security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties hereunder, or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder.

SECTION 6.  COMPENSATION

(a)

In consideration of the foregoing, the Trust shall pay the Adviser, with respect to each Portfolio, a fee at an annual rate, computed daily and payable monthly set forth in Appendix A hereto.

The Adviser’s reimbursement, if any, of a Portfolio’s expenses as provided in Section 4 hereof, shall be estimated and paid to the Trust monthly in arrears, normally at the same time as the Trust’s payment to the Adviser for such month.

(b)

For purposes of calculating each Portfolio’s daily net assets in determining the fees payable hereunder there shall be excluded all holdings (and liabilities related to the purchase of holdings) in any registered open-end management investment company for which the Adviser acts as investment adviser.  No fee shall be payable hereunder with respect to a Portfolio during any period in which the Portfolio invests all of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the Act.

SECTION 7.  EFFECTIVENESS, DURATION AND TERMINATION

(a)

Duration. The term of this Investment Advisory Agreement shall begin on the date first written above, and unless sooner terminated as hereinafter provided, this Investment Advisory Agreement shall remain in effect for a period of two years.  Thereafter, this Investment Advisory Agreement shall continue in effect with respect to each Portfolio from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Portfolio is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Portfolio or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

(b)

Amendment or Assignment. Any amendment to this Investment Advisory Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Investment Advisory Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Portfolio affected by such amendment as required by applicable law. This Investment Advisory Agreement shall terminate automatically and immediately in the event of its assignment.

(c)

Termination. This Investment Advisory Agreement may be terminated as to any Portfolio at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by any Portfolio, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Portfolio.

SECTION 8.  ACTIVITIES OF THE ADVISER

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Adviser’s right, or the right of any of the Adviser’s officers, directors or employees who may also be a Trustee, officer or employee of the Trust, or persons otherwise affiliated persons of the Trust to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 9.  SUBADVISERS

At its own expense, the Adviser may carry out any of its obligations under this Investment Advisory Agreement by employing, subject to the Adviser’s supervision, one or more persons who are registered as investment advisers pursuant to the Advisers Act, or who are exempt from registration thereunder (“Subadvisers”). Each Subadviser’s employment will be evidenced by a separate written agreement approved by the Board in accordance with applicable regulatory requirements and, if required, by the shareholders of the Portfolio. The Adviser shall be fully responsible to the Trust for the acts and omissions of any Subadviser as it is for it own acts and omissions.

SECTION 10.  MISCELLANEOUS

 (a)

Section headings in this Investment Advisory Agreement are included for convenience only and are not to be used to construe or interpret this Investment Advisory Agreement.

(b)

This Investment Advisory Agreement shall be governed by and shall be construed in accordance with the laws of the State of Delaware.

(c)

If any provision of this Investment Advisory Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Investment Advisory Agreement shall not be affected thereby and, to this extent, the provisions of this Investment Advisory Agreement shall be deemed to be severable.

(d)

The terms “vote of a majority of the outstanding voting securities,” “interested person,” “affiliated person” and “assignment” shall have the meanings ascribed thereto in the Act.

(f)

The Trust is entering into this Investment Advisory Agreement on behalf of the respective Portfolios severally and not jointly.  The responsibilities and benefits set forth in this Investment Advisory Agreement shall refer to each Portfolio severally and not jointly.  No Portfolio shall have any responsibility for any obligation of any other Portfolio arising out of this Investment Advisory Agreement.  Without otherwise limiting the generality of the foregoing:

(i)

any breach of any term of this Investment Advisory Agreement regarding the Trust with respect to any one Portfolio shall not create a right or obligation with respect to any other Portfolio;

(ii)

under no circumstances shall the Adviser have the right to set off claims relating to a Portfolio by applying property of any other Portfolio; and

(iii)

the business and contractual relationships created by this Investment Advisory Agreement, consideration for entering into this Investment Advisory Agreement, and the consequences of such relationship and consideration relate solely to the Trust and the particular Portfolio to which such relationship and consideration applies.

This Investment Advisory Agreement is intended to govern only the relationships between the Adviser, on the one hand, and the Trust and the Portfolios, on the other hand, and (except as specifically provided above in this Paragraph (f)) is not intended to and shall not govern (i) the relationship between the Trust and any Portfolio or (ii) the relationships among the respective Portfolios.

Signature Page Follows

IN WITNESS WHEREOF, the parties hereto have caused this Investment Advisory Agreement to be duly executed all as of the day and year first above written.

THE MILESTONE FUNDS

_________________________________

Andrew Rogers

Chief Executive Officer

CLS INVESTMENTS, LLC

_________________________________

Todd Clarke

President

THE MILESTONE FUNDS

INVESTMENT ADVISORY AGREEMENT

Appendix A

Portfolio of the Trust	Fee as a % of the Annual Average Daily Net Assets of the Portfolio
Treasury Obligations Portfolio	0.10%

As of__________, 2012

APPENDIX C

Investment Objective and Principal Investment Strategies of the Acquiring Fund and Related Principal Risks

Investment Objective

The investment objective of the Treasury Obligations Portfolio (the "Acquiring Fund") is to provide maximum current income that is consistent with the preservation of capital and the maintenance of liquidity.

Principal Investment Strategies

As a fundamental policy, which cannot be changed without shareholder approval, the Acquiring Fund invests only in:

U.S. Treasury obligations maturing in 397 days or less.

Repurchase agreements fully collateralized by U.S. Treasury obligations.

The Acquiring Fund may invest in U.S. Treasury obligations or repurchase agreements without limit. Although the Acquiring Fund intends to be fully invested in these instruments, it may hold a de minimis amount of cash for a short period prior to investment or payment of the proceeds of redemption.

The Acquiring Fund will maintain an average maturity computed on a dollar-weighted basis of 60 days or less and a dollar-weighted average life of 120 days or less

Principal Investment Risks

All mutual funds carry a certain amount of risk, including the risk that the Fund may not achieve its investment objective.  The Acquiring Fund’s returns will vary and you could lose money on your investment in the Acquiring Fund.

Although the Acquiring Fund invests in short-term Treasury obligations, an investment in the Acquiring Fund is subject to risk even if all securities in the Acquiring Fund are paid in full at maturity. All money market instruments, including U.S. Treasury obligations, can change in value in response to changes in interest rates, and a major change in rates could cause the share price to change. While U.S. Treasury obligations are backed by the full faith and credit of the U.S. government, an investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation, U.S. government or any other government agency.

Thus, although the Acquiring Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Acquiring Fund.  Recently, money market funds have experienced significant pressures from shareholder redemptions and historically low yields on the securities they can hold.  There have been a very small number of money funds in other fund complexes that have “broken the buck,” which means that investors in those funds did not receive $1.00 per share for their investment.  You should be aware that CLS is under no obligation to provide financial support to the Acquiring Fund or take other measures to ensure that you receive $1.00 per share for your investment in the Acquiring Fund.

If the seller of a repurchase agreement in which the Acquiring Fund invests defaults on its obligation or declares bankruptcy, the Acquiring Fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the Acquiring Fund may incur losses arising from a decline in the value of those securities, reduced levels of income, and expenses of enforcing its rights.

Temporary Investments

Under abnormal market or economic conditions, the Acquiring Fund may adopt a temporary defensive investment position in the market. When the Acquiring Fund assumes such a position, cash reserves may be a significant percentage (up to 100%) of the Acquiring Fund’s total net assets. To the extent the Acquiring Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Acquiring Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees.  The Acquiring Fund may also, under such circumstances, invest in other investment companies. For temporary or emergency purposes, the Acquiring Fund may borrow up to 33 1/3% of its total assets. During times when the Acquiring Fund holds a significant portion of its net assets in cash, it will not be investing according to its investment objective, and the Acquiring Fund’s performance may be negatively affected as a result.

APPENDIX D

INFORMATION APPLICABLE TO THE ACQUIRING FUND

MANAGEMENT OF THE ACQUIRING FUND AND OTHER ARRANGEMENTS WITH SERVICE PROVIDERS

Investment Adviser

CLS Investments, LLC,  4020 South 147th Street, Omaha, NE 68137,  (“CLS”) serves as investment adviser to the Milestone Treasury Obligations Fund (the "Acquiring Fund").   CLS is an investment advisory firm whose principal business is providing investment advice and counseling to mutual funds.   CLS manages the Acquiring Fund’s day-to-day business affairs under the general supervision of the Board of Trustees of the AdvisorOne Funds (the "AdvisorOne Board").  Milestone CLS serves as the investment adviser of the Milestone Funds Treasury Obligations Portfolio pursuant to an interim advisory agreement (the “Acquired Fund”).

CLS is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.10% of the Acquiring Fund's average daily net assets.  CLS has contractually agreed to reduce its fees and/or absorb expenses of the Acquiring Fund, until at least March 31, 2013, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 0.65%, 0.15%, 0.20% and 0.45% of the daily average net asset value of  the Premium, Financial, Institutional and Investor shares, respectively; subject to possible recoupment from the Acquiring Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  Fee waiver and reimbursement arrangements can decrease the Acquiring Fund's expenses and boost its performance.  A discussion regarding the basis for the AdvisorOne Board approval of the advisory agreement will be available in the Acquiring Fund's annual shareholder report dated November 30, 2011.

Portfolio Managers

Marc Pfeffer will serve as the Acquiring Fund’s portfolio manager and has served in that capacity with the Acquired Fund since 1994.  Mr. Pfeffer has over 23 years of money market fund investment experience and, prior to joining CLS in August 2011, headed Milestone’s portfolio management and research team. He is primarily responsible for the day-to-day management of the Acquired Fund. Before joining Milestone Capital Management, LLC, Mr. Pfeffer was with Bear, Stearns & Co. Inc. and Goldman Sachs Asset Management (GSAM). At GSAM Mr. Pfeffer was responsible for managing six institutional money market portfolios which grew to over $3 billion in total assets as of November 1994. Mr. Pfeffer’s portfolio management experience and expertise encompass all aspects of institutional money market fund management, including: portfolio composition and structure; liquidity credit analysis and risk management; compliance review and monitoring; fund administration, accounting, operations and controls. Mr. Pfeffer holds a BS in Finance from the State University of New York at Buffalo, and an MBA from Fordham University.

The Acquiring Fund’s Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts managed and their ownership securities.

Administrator

Pursuant to a Fund Services Agreement (the “Administration Service Agreement”), Gemini Fund Services, LLC (“GFS”), 450 Wireless Blvd, Hauppauge, New York 11788 (the “Administrator”), acts as administrator for the Acquiring Fund, subject to the supervision of the AdvisorOne Board.   GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the "Distributor," as such term is defined below.  GFS may provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of GFS or its affiliates.

The Administration Service Agreement, with respect to the Acquiring Fund, was approved by the AdvisorOne Board at a meeting held on September 23, 2011.  The Administration Service Agreement shall remain in effect for two years from the date of its initial approval, and subject to annual approval of the AdvisorOne Board for one-year periods thereafter.  The Administration Service Agreement is terminable by the AdvisorOne Board or GFS on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent. The Administration Service Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of GFS or reckless disregard of its obligations thereunder, GFS shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Service Agreement, GFS provides facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Acquiring Fund; (ii) facilitating the performance of administrative and professional services to the Acquiring Fund by others, including the Acquiring Fund’s Custodian; (iii) preparing, but not paying for, the periodic updating of the Acquiring Fund’s Registration Statement, Prospectuses and Statement of Additional Information in conjunction with the Acquiring Fund’s counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Acquiring Fund’s shareholders and the SEC; (iv) preparing in conjunction with the Acquiring Fund’s counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Acquiring Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the AdvisorOne Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the AdvisorOne Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

Fund Accountant

GFS, pursuant to the Fund Accounting Service Agreement, provides the Acquiring Fund with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Acquiring Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Acquiring Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Acquiring Fund’s Custodian or adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Acquiring Fund.

Custodian

Bank of New York Mellon  (“BNYM”), One Wall Street, New York, New York 10286 , acts as custodian for the Acquiring Fund.  As such, BNYM holds all securities and cash of the Acquiring Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of AdvisorOne.  BNYM does not exercise any supervisory function over management of the Acquiring Fund, the purchase and sale of securities or the payment of distributions to shareholders.

Transfer Agent

ALPS Fund Services, Inc. ("ALPS"), 1290 Broadway, Suite 1100, Denver, CO 80203, acts as transfer, dividend disbursing, and shareholder servicing agent for the Acquiring Fund pursuant to a written agreement with AdvisorOne. Under the agreement, ALPS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.  At a meeting of the AdvisorOne Board on December 15, 2011, the AdvisorOne Board approved an updated Administration Service Agreement with GFS to include transfer agent services; therefore it is anticipated that GFS will assume all transfer agency services for the Acquiring Fund at the time of the Reorganization or shortly thereafter.

Compliance Services

Northern Lights Compliance Services, LLC (“NLCS”), 4020 South 147th Street, Omaha, NE 68137, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to AdvisorOne as well as related compliance services pursuant to a consulting agreement between NLCS and AdvisorOne.  The Acquiring Fund pays a compliance service fee to NLCS.

Legal Counsel

Thompson Hine LLP, 312 Walnut Street, Suite 1400, Cincinnati, Ohio  45202, serves as counsel to the AdvisorOne Funds.

Distributor

Northern Lights Distributors, LLC (the "Distributor"), 4020 South 147th Street, Omaha, Nebraska 68137, is the distributor for the shares of the both the Acquired Fund and the Acquiring Fund.  The Distributor is a registered broker-dealer and member of FINRA.

HOW TO BUY SHARES OF THE ACQUIRING FUND

The net asset value ("NAV") and offering price (NAV plus any applicable sales charges) of the Acquiring Fund shares is determined at 5:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") and the Federal Reserve Bank of New York (the "Federal Reserve") are open for business (a "Fund Business Day").  Securities in which the Acquiring Fund invests are valued at amortized cost. Under the amortized cost method, a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to maturity. Amortization of premium and accretion of market discount are charged to income.  The amortized cost method minimizes changes in the market value of the securities held by the Portfolio and helps it maintain a stable price of $1.00 per share.  Thus, NAV is computed by determining, on a per class basis, the aggregate value of all assets of the Acquiring Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The Acquiring Fund does not determine NAV, and purchase orders are not accepted, on days that one or both of the NYSE or the Federal Reserve observe the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving and Christmas. In addition, both the NYSE and the Federal Reserve are closed on weekends.  NAV takes into account, on a per class basis, the expenses and fees of the Acquiring Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Acquiring Fund (or an authorized broker or agent, or its authorized designee) before 5:00 p.m. (Eastern Time) on a Fund Business Day.

Generally, the Acquiring Fund's securities are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the adviser in accordance with procedures approved by the AdvisorOne Board and evaluated by the AdvisorOne Board as to the reliability of the fair value method used.  In these cases, the Acquiring Fund's NAV will reflect certain portfolio securities' fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Acquiring Fund may use independent pricing services to assist in calculating the value of the Acquiring Fund's securities.   For example, if trading in a portfolio security is halted and does not resume before the Acquiring Fund calculates its NAV, the adviser may need to price the security using the Acquiring Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Acquiring Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.  The determination of fair value involves subjective judgments.  As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Acquiring Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Acquiring Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Share Classes

The Acquiring Fund offers Premium Shares, Institutional Shares, Investor Shares and Financial Shares.  Each share class is subject to different expenses that affect its performance.

Northern Lights Distributors, LLC, (the “Distributor”), the Acquiring Fund’s principal underwriter, will pay the appropriate dealer concession to those selected dealers who have entered into an agreement with the Distributor to sell shares of the Acquiring Fund. The dealer’s concession may be changed from time to time. The Distributor may from time to time offer incentive compensation to dealers who sell shares of the Acquiring Fund subject to sales charges, allowing such dealers to retain an additional portion of the sales load.

Minimum Investment Amounts

Payments for Acquiring Fund shares should be in U.S. dollars, and in order to avoid fees and delays, should be drawn on a U.S. Bank. Please remember that Acquiring Fund management reserves the right to reject any purchase order for the Acquiring Fund’s shares if, in the Acquiring Fund’s opinion, such an order would cause a material detriment to existing shareholders. Your purchase of Acquiring Fund shares is subject to the following minimum investment amounts:

	MINIMUM INVESTMENT TO OPEN AN ACCOUNT	MINIMUM SUBSEQUENT INVESTMENTS
Premium Class shares	$100,000	No minimum
Financial Class shares	$20,000,000	No minimum
Institutional Class shares	$10,000,000	No minimum
Investor Class shares	$1,000,000	No minimum

Opening and Adding to Your Account

You can invest in the Acquiring Fund by mail, wire transfer or through participating financial service professionals. After you have established your account and made your first purchase, you may also make subsequent purchases by telephone.  Any questions you may have can be answered by calling the Fund at 1-866-811-0225.

Purchase by Mail

To make your initial investment in the Acquiring Fund, simply complete the Account Application, make a check payable to the Acquiring Fund and mail the Application and check to:

AdvisorOne Funds
c/o Gemini Fund Services, LLC
4020 South 147th Street, Suite 2
Omaha, NE 68137

To make subsequent purchases, simply make a check payable to the Acquiring Fund and mail the check to the above-mentioned addresses. Be sure to note your Acquiring Fund account number on the check.

Your purchase order, if accompanied by payment, will be processed upon receipt by Gemini Fund Services, LLC, the Acquiring Fund’s transfer agent. If the transfer agent receives your order and payment by 5:00 p.m. Eastern time on a Fund Business Day, your shares will be purchased at the Acquiring Fund’s NAV calculated on that day. Otherwise, your shares will be purchased at the NAV determined as of the end of the next Fund Business Day.

Wire Transfer Purchases

If you wish to wire money to make a subsequent investment in to the Acquiring Fund, please call the Acquiring Fund at 866-811-0225 for wiring instructions and to notify the Acquiring Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds by wire.  The Acquiring Fund will normally accept wired funds for investment on the day received if they are received by the Acquiring Fund’s designated bank before the close of regular trading on the NYSE.  Your bank may charge you for wiring same-day funds.

Purchases through Financial Service Organizations

You may purchase shares of the Acquiring Fund through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker, dealer or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Acquiring Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Acquiring Fund. If you are investing through a securities broker, dealer or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers, dealers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers’ accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

Telephone Purchases

In order to be able to purchase shares by telephone, your account authorizing such purchases must have been established prior to your call. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the per share NAV determined at the close of the Fund Business Day on the day that the transfer agent receives the telephone purchase request.  Call the transfer agent for details. You may make purchases by telephone only if you have an account at a bank that is a member of the ACH. Most transfers are completed within three business days of your call. To preserve flexibility, the Acquiring Fund may revise or eliminate the ability to purchase Acquiring Fund shares by phone or may charge a fee for such service, although the Acquiring Fund does not currently expect to charge such a fee.

The transfer agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming procedures such as the above have been followed, neither the transfer agent nor the Acquiring Fund will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. The Acquiring Fund has authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Acquiring Fund has failed to follow procedures such as the above. However, if the Acquiring Fund fails to follow such procedures, it may be liable for such losses.

Miscellaneous Purchase Information

All applications to purchase shares of the Acquiring Fund are subject to acceptance or rejection by authorized officers of AdvisorOne and are not binding until accepted. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made by check or wire transfer drawn on a U.S. bank, savings and loan association or credit union. In addition to any loss sustained by the Acquiring Fund, the Acquiring Fund’s custodian may charge a fee against your account for any payment check returned to the custodian for insufficient funds.   The Acquiring Fund reserves the right to refuse to accept applications under circumstances or in amounts considered disadvantageous to current shareholders.  If you place an order for Acquiring Fund shares through a securities broker and you place your order in proper form before 5:00 p.m. Eastern time on any Fund Business Day in accordance with their procedures, your purchase will be processed at NAV calculated at 5:00 p.m. on that day, provided the securities broker transmits your order to the transfer agent before 5:00 p.m. Eastern time. The securities broker must send to the transfer agent immediately available funds in the amount of the purchase price within three business days of your order.

Federal regulations require that you provide certified taxpayer identification number whenever you open or reopen an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder’s social security number or other taxpayer identification number, the Acquiring Fund will be required to withhold a percentage, as specified by the Internal Revenue Code, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.

How to Redeem Shares

You may sell (redeem) your shares at any time. You may request the sale of your shares either by mail, by telephone or by wire.

By Mail

Sale requests should be mailed via U.S. mail or overnight courier service to:

Milestone Treasury Obligations Fund
c/o Gemini Fund Services, LLC
4020 South 147th Street, Suite 2
Omaha, NE 68137

The selling price of the shares being redeemed will be the Acquiring Fund’s per share net asset value next calculated after receipt of all required documents in “good order.” Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction.

Good order means that the request must include:

1.

Your account number;

2.

The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed;

3.

The signatures of all account owners exactly as they are registered on the account;

4.

Any required signature guarantees; and

5.

Any supporting legal documentation that is required in the case of estates, trusts, corporations or  partnerships and certain other types of accounts.

Medallion Signature Guarantees

A medallion signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

1.

If you change the ownership on your account;

2.

When you want the redemption proceeds sent to a different address than is registered on the account;

3.

Any redemption transmitted by federal wire transfer to your bank; and

4.

If a change of address request has been received by the Acquiring Fund or Gemini Fund Services within 15 days previous to the request for redemption.

In addition, medallion signature guarantees are required for all redemptions of $25,000 or more from any shareholder account. A redemption will not be processed until the medallion signature guarantee, if required, is received in good order.

Medallion signature guarantees are designed to protect both you and the Acquiring Fund from fraud.  To obtain a medallion signature guarantee, you should visit a bank, trust company, member of a national securities exchange or other broker-dealer, or other eligible guarantor institution (Notaries public cannot provide medallion signature guarantees).  Guarantees must be signed by an authorized person at one of these institutions, and be accompanied by the words “Medallion Signature Guarantee.”

By Telephone

You may redeem your shares in the Acquiring Fund by calling the transfer agent at 1-866-811-0225 if you elected to use telephone redemption on your account application when you initially purchased shares. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank. You may not redeem by telephone if the Acquiring Fund or the transfer agent received a change of address request within 15 days previous to the request for redemption.  During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the transfer agent by telephone, shares may be redeemed by delivering the redemption request in person or by mail. You should understand that with the telephone redemption option, you may be giving up a measure of security that you might otherwise have had were you to redeem your shares in writing. In addition, interruptions in telephone service may mean that you will be unable to make redemption by telephone if desired. If you purchase your shares by check and then redeem your shares before your check has cleared, the Acquiring Fund may hold your redemption proceeds until your check clears, or for 15 days, whichever comes first.

By Wire

You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. The Acquiring Fund’s custodian charges a $10.00 fee for outgoing wires.

Exchanging Fund Shares

You will not pay a sales charge on an exchange if you are eligible for a sales charge waiver or if you paid the applicable sales charge on the shares you are exchanging.  Otherwise, you will pay a sales charge equal to the difference between the sales charges you paid on the shares you are exchanging and the sales charge payable on the shares you are receiving.

Exchanges are processed the same business day they are received, provided they are received before 5:00 p.m.(Eastern Time).  The exchange is made at the NAV per share of the Acquiring Fund next determined after the exchange request is received.  Generally, an exchange between funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

All exchanges are subject to a fund’s investment minimum or eligibility requirement.  The Acquiring Fund does not charge a fee for exchanges.  You may request an exchange by contacting your financial services firm, by calling 1-866-811-0225, or by writing the Acquiring Fund at:

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

Before making an exchange request, you should read the Prospectus of the fund whose shares you would like to purchase by exchange.  Exchanges will be processed only if the fund into which you are exchanging is registered in your state of residence.  The Acquiring Fund may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

The exchange privilege is not intended as a way for you to speculate on short-term movements in the market.  Therefore, to prevent disruptions in the management of the Acquiring Fund, the Acquiring Fund limits excessive exchange activity. Your exchange privilege will be revoked if the exchange activity is considered excessive.  In addition, the Acquiring Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Acquiring Fund and/or its shareholders to accept the exchange.

Anti-Money Laundering and Customer Identification Programs

The USA P ATRIOT Act requires financial institutions, including the Acquiring Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new Application Form, you will be required to supply the Acquiring Fund with information, such as your taxpayer identification number, that will assist the Acquiring Fund in verifying your identity. As required by law, the Acquiring Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.   The Acquiring Fund may not be able to open your account or complete a transaction for you until the Acquiring Fund is able to verify your information. When opening an account for a foreign business, enterprise or non-US person that does not have an identification number, we require alternative government-issued documentation certifying the existence of the person, business or enterprise.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Dividends are declared daily and paid monthly, following the close of the last Fund Business Day of the month. Shares purchased by wire before 5:00 p.m. (Eastern Time) begin earning dividends that day. Dividends are automatically reinvested on payment dates in additional shares of the Portfolio unless cash payments are requested by contacting the Trust. The election to reinvest dividends and distributions or receive them in cash may be changed at any time upon written notice to the Transfer Agent. All dividends and other distributions are treated in the same manner for federal income tax purposes whether received in cash or reinvested in shares of the Portfolio. If no election is made, all dividends and distributions will be reinvested.

Net realized short-term capital gains, if any, will be distributed whenever the Trustees determine that such distributions would be in the best interest of the shareholders, which will be at least once per year. The Trust does not anticipate that the Fund will realize any long-term capital gains, but should they occur, they also will be distributed at least once every 12 months.

Dividends paid by the Fund out of its net investment income (including realized net short-term capital gains) are taxable to the shareholders of the Fund as ordinary income. Distributions of net long-term capital gains, if any, realized by the Portfolio are taxable to the shareholders as long-term capital gains, regardless of the length of time the shareholder may have held shares in the Fund at the time of distribution. Distributions are subject to federal income tax when they are paid, whether received in cash or reinvested in shares of the Portfolio. Distributions declared in December and paid in January, however, are taxable as if paid on December 31st.

The Fund is required by federal law to withhold 28% of reportable payments (which may include dividends and capital gain distributions) paid to a non-corporate shareholder unless that shareholder certifies in writing that the social security or other taxpayer identification number provided is correct and that the shareholder is not subject to backup withholding for prior underreporting to the Internal Revenue Service.

Some states and localities do not tax dividends paid on shares of the Fund that are attributable to interest from U.S. Treasury obligations (but not necessarily interest earned on repurchase agreements).

Reports containing appropriate information with respect to the federal income tax status of dividends, distributions and redemptions, including the proportions attributable to capital gains and interest on U.S. Treasury obligations, paid during the year by the Portfolio will be mailed to shareholders shortly after the close of each calendar year.

The foregoing is only a summary of some of the tax considerations generally affecting the Portfolio and its shareholders. The Statement of Additional Information contains a more detailed discussion. Because other federal, state or local tax considerations may apply, investors are urged to consult their tax advisors.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

To allow CLS to manage the Fund most effectively, investors are encouraged to execute as many trades as possible before 2:30 p.m. To protect the Fund’s performance and shareholders, CLS discourages frequent trading in response to short-term market fluctuations. The Trust and the transfer agent each reserve the right to reject any purchase order for any reason. Because many investors acquire shares of money market funds as short-term investments, however, the Board has not adopted a policy with respect to frequent purchases and redemptions of the Fund’s shares.  Neither the Fund nor CLS will be liable for any losses resulting from rejected purchase or exchange orders.

DISTRIBUTION OF SHARES

Distributor

Northern Lights Distributors, LLC, 4020 South 147th Street, Omaha, Nebraska 68137, is the distributor for the shares of the Fund.  Northern Lights Distributors, LLC is a registered broker-dealer and member of FINRA.  Shares of the Fund are offered on a continuous basis.

Distribution Fees

The Fund has adopted Distribution Plans ("12b-1 Plans" or "Plans"), pursuant to which the Fund pays the Fund's distributor an annual fee for distribution and shareholder servicing expenses.   The table provides the distribution fees and shareholder servicing fees as a percentage of the average daily net assets of each respective share class.

Share Class	Maximum 12b-1 Fee	Shareholder Servicing Fee
Premium shares	0.35%	0.25%
Financial shares	0.00%	0.05%
Institutional shares	0.00%	0.10%
Investor shares	0.00%	0.25%

The Fund's distributor and other entities are paid under the Plan for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials.  In addition, the distributor or other entities may utilize fees paid pursuant to the Plans to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

Payments under the 12b-1 Plan are not tied exclusively to the distribution and/or shareholder servicing expenses actually incurred by the Fund Manager or the Distributor and such payments may exceed the expenses actually incurred

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the Financial Industry Regulatory Authority due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries

The Fund's distributor, its affiliates, and the Fund's adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The Distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms.  Such incentives may, at the Distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding

To reduce expenses, we mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-866-811-0225 on days the Fund is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund’s policies and procedures with respect to the disclosure of its portfolio securities are available in the Fund’s Statement of Additional Information.

APPENDIX E

Capitalization

The following tables set forth the existing capitalization (unaudited) of the Acquired Fund and the Acquiring Fund as of November 30, 2011 and the pro forma combined capitalization of the Milestone Treasury Obligations Fund (the Acquiring Fund) as of November 30, 2011 as if the reorganization had occurred on that date.  If approved by shareholders, the Acquired Fund will be reorganized into the newly organized series of the AdvisorOne Funds, the Milestone Treasury Obligations Fund.

The Acquired Fund	Net Assets	Shares Outstanding	Net Asset Value Per Share
Premium shares	$47,871,605	47,932,062	$1.00
Financial shares	$187,069,808	187,143,008	$1.00
Institutional shares	$240,722,326	240,614,916	$1.00
Investor shares	$53,491,867	53,463,448	$1.00

Milestone Treasury Obligations Fund (Pro Forma Surviving Fund)	Net Assets	Shares Outstanding	Net Asset Value Per Share
Premium shares	$47,871,605	47,932,062	$1.00
Financial shares	$187,069,808	187,143,008	$1.00
Institutional shares	$240,722,326	240,614,916	$1.00
Investor shares	$53,491,867	53,463,448	$1.00

APPENDIX F

Comparison of Organizational Documents

AdvisorOne and the Acquired Trust each is organized as a Delaware statutory trust.  Each is governed by an Agreement and Declaration of Trust and By-Laws (together, the “Governing Documents”).  There are no material differences in shareholder rights between the Governing Documents of AdvisorOne and the Acquired Trust.

TREASURY OBLIGATIONS PORTFOLIO

(A SERIES OF THE MILESTONE FUNDS)

(PREMIUM, FINANCIAL INSTITUTIONAL and INVESTOR CLASS)

115 East Putnam Avenue

Greenwich, CT 06830

Telephone 1-800-941-6453

To reorganize into:

MILESTONE TREASURY OBLIGATIONS FUND

 (A SERIES OF ADVISORONE FUNDS)

(PREMIUM, FINANCIAL INSTITUTIONAL and INVESTOR CLASS)

4020 South 147th Street

Omaha, NE 68137

Telephone 1-866-811-0225

STATEMENT OF ADDITIONAL INFORMATION

December 19, 2011

(Special Meeting of Shareholders of The Acquired Fund)

This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the Prospectus and Proxy Statement December 19, 2011 ("Prospectus/Proxy Statement") for the special meeting of shareholders of the Treasury Obligations Portfolio (the “Acquired Fund”), a series of The Milestone Funds to be held on December 27, 2011 ("Meeting").  Copies of the Prospectus/Proxy Statement may be obtained without charge by calling 1-866-811-0225. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about the Acquired Fund is contained in its Statement of Additional Information, dated March 30, 2011, which is incorporated herein by reference with respect to the Acquired Fund (so it is legally considered a part of this SAI). The audited financial statements and related independent registered public accountant's report for the Acquired Fund contained in the Annual Report to Shareholders of the Acquired Trust for the fiscal year ended November 30, 2010 also are incorporated herein by reference, as is the Semi-Annual Report to Shareholders of the Acquired Trust for the period ended May 31, 2011.

No person has been authorized to give any information or to make any representations not contained in the Prospectus/Proxy Statement or in this SAI in connection with the offering made by the Prospectus/Proxy Statement, and, if given or made, such information or representations must not be relied upon as having been authorized by the Milestone U.S. Treasury Obligations Fund (the "Acquiring Fund") or its distributor.  The Prospectus/Proxy Statement and this SAI do not constitute an offering by the Acquiring Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

TABLE OF CONTENTS

Section Title

Page Number

General Information

1

Investment Information

2

Investment Restrictions

2

Additional Information About Investments and Risks

3

Disclosure of Portfolio Holdings

5

Trustees and Officers

6

Principal Shareholders

12

Investment Adviser

12

Portfolio Managers

13

Other Service Providers

14

Distribution Plans

16

Code of Ethics

17

Proxy Voting Policies and Procedures

17

Brokerage Allocation and Portfolio Transactions

17

Determination of Net Asset Value

19

Purchase and Redemption of Shares

20

Tax Information

21

Financial Statements

25

APPENDICES

Appendix A – Proxy Voting Policy of The Acquiring Fund

A-1

GENERAL INFORMATION

The shareholders of the Treasury Obligations Portfolio (the "Acquired Fund") a series of the Milestone Funds, a Delaware statutory trust (the “Acquired Trust”) are being asked to approve: 1. an Agreement and Plan of Reorganization (the "Plan of Reorganization") between the Acquired Trust (on behalf of the Acquired Fund) and AdvisorOne Funds (“AdvisorOne” or the "Trust") (on behalf of its newly created series named the Milestone Treasury Obligations Fund (the "Acquiring Fund") and the  transactions contemplated thereby; and 2. an investment advisory agreement by and between CLS and the Acquired Trust with respect to the Acquired Fund (the "Proposed Advisory Agreement").  A form of the Plan of Reorganization is attached hereto as Appendix A to the Prospectus/Proxy Statement and a form of the Proposed Advisory Agreement is attached hereto as Appendix B. The Plan of Reorganization contemplates certain transactions, including: (a) the transfer of all assets of the Acquired Fund to, and the assumption of all liabilities of the Acquired Fund by, the Acquiring Fund in exchange solely for shares of the Acquiring Fund; and (b) the distribution of the Acquiring Fund shares pro rata to shareholders of the Acquired Fund (the "Proposed Reorganization").

The Special Meeting of Shareholders of the Acquired Fund to consider the Plan of Reorganization, and the related transactions, and the Proposed Advisory Agreement will be held at the offices of Gemini Fund Services, LLC, the administrator of the Acquiring Fund, 450 Wireless Blvd., Hauppauge, NY 11788 on December 27, 2011 at 10 a.m. Eastern Time. For further information about the transaction, see the Prospectus/Proxy Statement.

CLS Investments, LLC (“CLS” or the “Adviser”), will act as investment adviser to the Acquiring Fund.

AdvisorOne will not issue share certificates. All shares will be held in non-certificate form registered on the books of AdvisorOne and AdvisorOne’s transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. There can be no assurance that a series will grow to an economically viable size, in which case the Board of Trustees of AdvisorOne (the "AdvisorOne Board" or the "Trustees") may determine to liquidate the series at a time that may not be opportune for shareholders. Any general expenses of AdvisorOne not readily identifiable as belonging to a particular series are allocated by or under the direction of the AdvisorOne Board in such manner as the AdvisorOne Board determines to be fair and equitable.  No shareholder is liable to further calls or to assessment by AdvisorOne without his or her express consent.

The Acquiring Fund is offering Premium, Financial, Institutional and Investor Class shares. Each share class represents an interest in the same assets of the Acquiring Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The AdvisorOne Board may classify and reclassify the shares of Acquiring Fund into additional classes of shares at a future date.

INVESTMENT INFORMATION

Acquiring Fund will be a diversified series of AdvisorOne, a Delaware statutory trust that is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. AdvisorOne was formed on December 20, 1996, and its registration with the SEC became effective as of April 1997.

The  following  information  supplements  the  discussion  in  the Prospectus/Proxy  Statement of the investment  objective,  policies,  and limitations of the Acquiring Fund. The investment objective and, unless otherwise specified, the investment policies and limitations of the Acquiring Fund are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the AdvisorOne Board without shareholder approval.  The fundamental investment policies and limitations of the Acquiring Fund may not be changed without the approval of the lesser of:

(1)

67% of the total units of beneficial interest ("shares") of Acquiring Fund represented at a meeting at which more than 50% of the outstanding Acquiring Fund shares are represented, or

(2)

a majority of the outstanding shares of Acquiring Fund.

These percentages are required by the Investment Company Act of 1940, as amended ("1940 Act"), and are referred to in this SAI as a "1940 Act majority vote."

INVESTMENT RESTRICTIONS

The Acquiring Fund has adopted the following fundamental investment restrictions that may not be changed without the affirmative vote of the holders of a majority of the Acquiring Fund’s outstanding voting securities.  The Acquiring Fund may not:

(1)	Invest in structured notes or instruments commonly known as derivatives.
(2)	Invest in variable, adjustable or floating rate instruments of any kind.
(3)	Enter into reverse repurchase agreements.
(4)

Invest in securities issued by agencies or instrumentalities of the United States Government, such as the Federal National Mortgage Association (“FNMA”), Government National Mortgage Association (“GNMA”), Federal Home Loan Mortgage Corp. (“Freddie Mac”), or the Small Business Administration (“SBA”).

(5)	Invest in zero coupon bonds.
(6)

With respect to 100% of its assets, purchase a security other than a U.S. Treasury obligation if, as a result, more than 5% of the Portfolio’s total assets would be invested in the securities of a single issuer.

(7)

Purchase securities if, immediately after the purchase, 25% or more of the value of the Portfolio’s total assets would be invested in the securities of issuers having their principal business activities in the same industry; except that there is no limit on investments in U.S. Treasury obligations and repurchase agreements fully collateralized by U.S. Treasury obligations.

(8)

Purchase restricted securities, or underwrite securities of other issuers, except to the extent that the Portfolio may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.

(9)	Purchase or sell real estate or any other interest therein, or real estate limited partnerships or invest in securities issued by companies that invest in real estate or interests therein.
(10)	Purchase or sell physical commodities or contracts relating to physical commodities, provided that currencies and currency-related contracts will not be deemed to be physical commodities.
(11)

Borrow money, except for temporary or emergency purposes (not for leveraging or investment), including the meeting of redemption requests, provided that borrowings do not exceed 33 1/3% of the value of the Portfolio’s total assets.

(12)

Issue senior securities except as appropriate to evidence indebtedness that the Portfolio is permitted to incur, and provided that the Portfolio may issue shares of additional series or classes that the Trustees may establish.

(13)	Make loans (except through the use of repurchase agreements, and through the purchase of debt securities that are otherwise permitted investments).
(14)	Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.
(15)	Write options or acquire instruments with put or demand features, except that the Portfolio may enter into repurchase agreements terminable upon demand.
(16)	Invest in oil, gas or other mineral exploration or development programs.

ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS

Unless restricted by the fundamental policies of the Acquiring Fund, the following policies supplement the investment objective and policies of the Acquiring Fund as set forth in the Prospectus.

Borrowing. The Fund may borrow money from time to time so as to not have to sell portfolio securities to meet redemptions at a time when market conditions would not favor such a sale. The Fund may not purchase securities for investment when borrowings equaling 5% or more of the Fund’s total assets are outstanding. Any borrowing by the Fund is subject to the limitations stated under “Investment Limitations” below.

Repurchase Agreements. The Fund may purchase repurchase agreements fully collateralized by U.S. Treasury obligations. In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon future date, normally one-to-seven days later. The repurchase price reflects a market rate of interest unrelated to the coupon rate or maturity of the purchased security. The obligation of the seller to pay the repurchase price is in effect secured by the value of the underlying security (as determined daily by the Adviser). This value must be equal to, or greater than, the repurchase price plus the transaction costs (including loss of interest) that the Fund could expect to incur upon liquidation of the collateral if the counterparty defaults. If a counterparty defaults on its repurchase obligation, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a counterparty’s bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for the Fund’s benefit.

When-Issued and Delayed Delivery Transactions. In order to assure itself of being able to obtain securities at prices which the Adviser believes might not be available at a future time, the Fund may purchase securities on a when-issued or delayed delivery basis (forward commitments). When these transactions are negotiated, the price (generally expressed in terms of yield) and the interest rate payable on the securities are fixed on the transaction date. Delivery and payment may take place a month or more after the date of the transaction. When the Fund makes the forward commitment, it will record the transactions as a purchase and thereafter reflect the value each day of such securities in determining its net asset value. During the period between a commitment and settlement, no payment is made for the securities purchased and no interest on the security accrues to the purchaser. At the time the Fund makes a commitment to purchase securities in this manner, the Fund immediately assumes the risk of ownership, including price fluctuation. Accordingly, the value of the securities on the delivery date may be more or less than the purchase price. Although the Fund will only enter into a forward commitment if it intends to actually acquire the securities, if the Fund later chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When the Fund agrees to purchase a security on a when-issued or delayed delivery basis, the Trust’s custodian will set aside and maintain a segregated account of sufficient liquid assets (such as cash or U.S. Treasury obligations) which will be available to make payment for the securities purchased. Failure by the other party to deliver a security purchased by the Portfolio may result in a loss or a missed opportunity to make an alternative investment. Although there is no limit on the amount of these commitments that the Fund may make, under normal circumstances it will not commit more than 30% of its total assets to such purchases.

Illiquid Securities. The Fund may invest up to 10% of its net assets in illiquid securities. The term “illiquid securities” for this purpose means repurchase agreements having a maturity of more than seven days and not entitling the holder to payment of principal within seven days. In addition, the Fund will not invest in repurchase agreements having a maturity in excess of one year. Certain repurchase agreements that provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments. The Board has ultimate responsibility for determining whether specific securities are liquid or illiquid. The Adviser monitors the liquidity of securities held by the Fund and reports periodically to the Board.

Other Investment Companies. In the future, the Fund may attempt to achieve its investment objective by holding, as its only investment securities, the securities of another investment company having identical investment objectives and policies as the Fund in accordance with the provisions of the 1940 Act or any orders, rules or regulations thereunder adopted by the SEC.

Cash Position. Although the Fund intends to be invested fully in U.S. Treasury obligations or repurchase agreements, it may hold a de minimus amount of cash for a short period prior to investment or payment of the proceeds of redemption. The amount of this cash should not exceed 5% of the Portfolio’s assets, and in most cases will be significantly less.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the portfolio holdings of the various series of the Trust, including the Acquiring Fund (each, a "Fund" and together, the "Funds"). These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

No sooner than sixty days after the end of each quarter/semi-annual period, each Fund will make available a complete schedule of its portfolio holdings as of the last day of the quarter/semi-annual period.  The Trust files with the SEC a Form N-CSR or a Form N-Q report for the period that includes the date as of which that list of portfolio holdings was current.  Each filing discloses the Fund's portfolio holdings as of the end of the applicable quarter.  The Funds may also make its holdings publicly available on its web-site (www.advisoronefunds.com) on a quarterly, monthly or more frequent basis.

Other than to rating agencies and service providers, as described below, the Funds do not selectively disclose its portfolio holdings to any person.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

•

The Adviser.  Personnel of the Adviser, including personnel responsible for managing the  portfolio of each Fund, may have full daily access to portfolio holdings since that information is necessary in order for the Adviser to provide its management, administrative, and investment services to each Fund.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers and portfolio research providers.

•

Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the fund accountant and administrator for the Acquiring Fund; therefore, its personnel have full daily access to the Acquiring Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Acquiring Fund.

•

ALPS Fund Services, Inc. ALPS Fund Services, Inc. in the transfer agent for the Acquiring Fund; therefore, its personnel have full daily access to the Acquiring Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Acquiring Fund.

•

Bank of New York Mellon  (“BNYM”).  BNYM is the custodian for the Acquiring Fund; therefore, its personnel and agents have full daily access to the Acquiring Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

•

Rating Agencies.  Morningstar, Lipper and other mutual fund rating agencies may also receive the Acquiring Fund’s full portfolio holdings, generally quarterly on a 60-day lag basis with the understanding that such holdings may be posted or disseminated to the public by the rating agencies at any time.

•

Thompson Hine LLP is counsel to the Trust; therefore, its personnel have access to the Acquiring Fund’s portfolio holdings in connection with the review of the Acquiring Funds’ annual and semi-annual shareholder reports and SEC filings.

The Funds' Chief Compliance Officer, or his or her designee, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available) in instances where the Funds have legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter.  In no event shall the Funds, the Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds' portfolio holdings.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

TRUSTEES AND OFFICERS

Because AdvisorOne Funds is a Delaware business trust, there are Trustees appointed to oversee the Trust. These Trustees are responsible for overseeing the services provided by the Adviser and the general operations of the Trust. These responsibilities include approving the arrangements with companies that provide necessary services to the Funds, ensuring the Funds’ compliance with applicable securities laws and that dividends and capital gains are distributed to shareholders.  The Trustees oversee each portfolio in the AdvisorOne Funds.  None of the Trustees or Officers holds public directorships.  The Trustees have appointed officers to provide many of the functions necessary for day-to-day operations.

Board Leadership Structure

The Trust is led by Mr. Michael Miola, who has served as the Chairman of the Board since 2003.  Mr. Miola is an interested person by virtue of his indirect controlling interest in CLS Investments, LLC, the investment adviser to all the funds in the Trust and his indirect controlling interest in Northern Lights Distributors, LLC (the Trust’s distributor).  The Board of Trustees is comprised of Mr. Miola and three (3) Independent Trustees.  The Independent Trustees have selected Mr. Anthony J. Hertl as Lead Independent Trustee.  Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly.  Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Trust believes it best to have a Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman, the independent chair of the Audit Committee, the Independent Lead Trustee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight

The Board of Trustees has an independent Audit Committee with a separate chairman. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Miola has over 20 years of business experience in the investment management and brokerage business, serves as a member of another mutual fund board outside of the Trust and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and another fund board.  Mr. Gary W. Lanzen has over 20 years of business experience in the financial services industry, holds a Masters in Education Administration degree, is a Certified Financial Planner ("CFP") and serves as a member of another mutual fund board outside of the Trust and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and another fund board.   Mr. Anthony J. Hertl has over 20 years of business experience in financial services industry and related fields including serving as chair of the finance committee for the Borough of Interlaken, New Jersey and Vice President-Finance and Administration of Marymount College, holds a holds Certified Public Accountant designation and serves as a member of 4 other mutual fund boards outside of the Trust and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund boards.  The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Omaha, Nebraska 68137.

Independent Trustees

Name, Address and Age (Year of Birth)_	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl 1950	Trustee Since 2004	Consultant to small and emerging businesses (since 2000).	10

Northern Lights Fund Trust and Northern Lights Variable Trust (92 portfolios); Satuit Capital Management Trust; Ladenburg Thalmann Alternative Strategies Fund, The World Funds Trust, Global Real Estate Fund (2008–2011), The Z Seven Fund, Inc., (2007- May 2010),  Greenwich Advisors Trust(2007 – February 2011) .

Gary W. Lanzen 1954	Trustee Since 2003	Chief Investment Officer, Orizon Investment Counsel, LLC, ( 2000-2010); President, Orizon Investment Counsel, LLC (2000-2006); Partner, Orizon Group, LLC (a financial services company) (2000-2006).	10	Northern Lights Fund Trust and Northern Lights Variable Trust (92 portfolios), Ladenburg Thalmann Alternative Strategies Fund

Interested Trustees and Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola*** 1952	Trustee Since 2003	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003).	10	Northern Lights Fund Trust and Northern Lights Variable Trust (92 portfolios); Constellation Trust Company
W. Patrick Clarke 1945	President Since February 2003

President of the Trust; Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of CLS Investments, LLC; Orion Advisor Services, LLC, Gemini Fund Services, LLC, Northern Lights Distributors, LLC; Gemcom, LLC,  Northern Lights Compliance Services, LLC, and Taurus Financial Consultants, LLC. Director of Constellation Trust Company

			N/A	N/A
Brian Nielsen 1972	Secretary and Chief Legal Officer Since 2003

Secretary and Chief Legal Officer of the Trust; Secretary and General Counsel for NorthStar Financial Services Group, LLC (since 2003), CLS Investments, LLC and Orion Advisor Services, LLC (since 2001); President, Manager, Secretary and General Counsel for Northern Lights Distributors, LLC (since 2003); Director, Secretary and General Counsel for Constellation Trust Company (since 2004); Assistant Secretary for Gemini Fund Services, LLC (since 2003) and Gemcom, LLC (since 2004); and Manager and Assistant Secretary for Northern Lights Compliance Services, LLC (since 2004)

			N/A	Northern Lights Fund Trust II (9 portfolios)
Michael J. Wagner 450 Wireless Blvd. Hauppauge, NY 11788 1950	Chief Compliance Officer Since 2006

President (4/2006-present) and Chief Operating Officer (9/2004–3/2006) of Northern Lights Compliance Services, LLC; Senior Vice President of Fund Compliance Services, LLC (2004-2006); Manager of Gemcom, LLC (2004-2006); President and Manager, Gemini Fund Services, LLC (4/2004-3/2006).

			N/A	N/A
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 1969	Treasurer Since 2006

President and Manager, Gemini Fund Services, LLC (since 3/2006), Manager (since 3/2006) and President (since 2004), Gemcom LLC formerly Manager,  Northern Lights Compliance Services, LLC (3/2006-5/2008); formerly Senior Vice President and Director of Fund Administration, Gemini Fund Services, LLC (2001 - 2003).

			N/A	N/A
James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 1969	Assistant Treasurer Since March 29, 2007	Vice President (since 2004); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC	N/A	N/A
Kevin Wolf 450 Wireless Blvd. Hauppauge, NY 11788 1969	Assistant Treasurer Since 2009

Vice President and Director of Fund Administration, Gemini Fund Services, LLC (2006 – Present); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, Gemcom, LLC (2004 - Present); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

			N/A	N/A
Dawn Borelli 450 Wireless Blvd. Hauppauge, NY 11788 1972	Assistant Treasurer Since June 2011

Assistant Vice President, Fund Administration, Gemini Fund Services, LLC since 2010, Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (financial service company) from 2003 to 2010.

			N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely.

** The term “Fund Complex” refers to the AdvisorOne Funds trust.

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator and Fund Accountant), CLS Investments, LLC (the Funds’ investment adviser) and Northern Lights Distributors, LLC (the Funds’ Distributor).

Committees

The AdvisorOne Board has an Audit and Nominating Committee (the “Committee”) that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Board has adopted a written charter for the Committee. The Committee also reviews and nominates candidates to serve as non-interested Trustees. The Committee generally will not consider nominees recommended by shareholders of a Fund.  During the Funds’ fiscal year ended April 30, 2011, the Committee met four times.

Trustee Compensation

The Trust pays each Trustee of the Trust who is not an interested person an aggregate quarterly fee of $6,000. The Trust also reimburses the Trustees for travel and other expenses incurred in attending meetings of the Board.  Officers of the Trust and Trustees who are interested persons of the Trust do not receive any direct compensation from the Trust.

The following table sets forth information regarding the aggregate compensation received by the Trustees from the Trust for the year ended April 30, 2011.

COMPENSATION TABLE

Name of Person, Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Estimated Accrued as Part of Trust Expense	Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid To Trustees
L. Merill Bryan, Jr. Trustee*	$12,000	N/A	N/A	$12,000
Gary Lanzen, Trustee	$12,000	N/A	N/A	$12,000
Anthony Hertl Trustee	$12,000	N/A	N/A	$12,000

*Mr. Bryan’s retirement was effective September 24, 2011.

The Trustees serve on the AdvisorOne Board for terms of indefinite duration.  A Trustee’s position in that capacity will terminate if such Trustee is removed, resigns or is subject to various disabling events such as death or incapacity.

Share Ownership. Information relating to share ownership by each Trustee of the Trust as of December 31, 2010 is set forth in the chart below:

Trustees	Aggregate Dollar Range of Equity In The Trust	Aggregate Dollar Range of Securities In All Registered Funds Overseen by Trustee In AdvisorOne Funds
Interested Trustee:
Michael Miola	over $100,000	over $100,000
Non-Interested Trustees:
Gary Lanzen	None	None
Anthony Hertl	None	None

PRINCIPAL SHAREHOLDERS

Persons controlling a fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to a fund's fundamental policies or the terms of the advisory agreement with the advisor. Persons owning 25% or more of the outstanding shares of a fund (or a class of shares of a fund) may be deemed to control the fund (or class of the fund). Because the Acquiring Fund is not yet effective, there are no shareholders of record.

INVESTMENT ADVISER

The Adviser is organized as a limited liability company under the laws of Nebraska, and is registered as an investment adviser with SEC.  The Adviser manages the general business affairs and the investment operations of the Acquiring Fund pursuant to an investment management agreement with AdvisorOne dated as of August 18, 2011 (the “Advisory Agreement”).   In addition to serving as the investment adviser to the Acquiring Fund, the Adviser serves as the investment adviser to the Amerigo Fund, Clermont Fund, Select Allocation Fund, Descartes Fund, Liahona Fund, Reservoir Fund, Enhanced Income Fund, Flexible Income Fund, Select Appreciation Fund and Shelter Fund, each of which is a series of AdvisorOne (each, an "AdvisorOne Fund" and together, the "AdvisorOne Funds").  The Adviser is located at 4020 South 147th Street, Omaha, NE 68137.

The Advisory Agreement

The Adviser has only recently been engaged to manage the Acquiring Fund and has not been paid any advisory fees as of the date of this Prospectus. However, under the terms of the investment management agreement by and among the Adviser and AdvisorOne, on behalf of the Acquiring Fund (the "Advisory Agreement"), the Adviser is paid a monthly fee at an annual rate of 0.10% of the Acquiring Fund’s average daily net assets.

Subject to the terms of the Advisory Agreement, the Adviser will provide or arrange to be provided to the Acquiring Fund such investment advice as the Adviser deems advisable and will furnish or arrange to be furnished a continuous investment program for the Acquiring Fund consistent with the Acquiring Fund’s investment objective and policies.  The responsibility for making decisions to buy, sell or hold a particular security for the Acquiring Fund rests with the Adviser, subject to the periodic review and oversight of the AdvisorOne Board. Marc Pfeffer is the primary portfolio manager responsible for the day-to-day management of the Acquiring Fund.

The Advisory Agreement provides that the Adviser will not be liable for any damages, expenses or losses incurred by the Acquiring Fund in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, the Advisory Agreement or any other matter to which the Advisory Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of the Adviser’s duties under the Advisory Agreement, or by reason of reckless disregard by any of such persons of the Adviser’s obligations and duties under the Advisory Agreement.

The Investment Advisory Agreement will continue in effect for an initial period of two (2) years and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the independent trustees of the AdvisorOne Board, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the members of the AdvisorOne or the vote of a majority of the outstanding shares of the Acquiring Fund. The Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the AdvisorOne Board or by the Adviser, or by holders of a majority of that Fund’s outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). The Advisory Agreement provides that CLS may delegate responsibility for the management of the Acquiring Fund to a sub-advisor.

PORTFOLIO MANAGERS

Marc Pfeffer is primarily responsible for the day-to-day management of the Acquired Fund and the Acquiring Fund and has been responsible for the day-to-day management of the Acquired Fund since July 1994.

As of November 21, 2011, Mr. Pfeffer was responsible for the management of the following types of accounts in addition to the Acquired Fund:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Marc Pfeffer
Registered Investment Companies	1	$16,000,000	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A	N/A	N/A
Other Accounts	N/A	N/A	N/A	N/A

Conflicts of Interest

As indicated in the tables above, a portfolio manager employed by CLS, such as Mr. Pfeffer, may manage numerous accounts for multiple clients for which CLS also serves as the investment manager. These accounts consist of separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio Managers employed by CLS make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that specific account.

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Acquiring Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Acquiring Fund. The Adviser has adopted policies and procedures designed to address these potential material conflicts.  For instance, portfolio managers of the Adviser are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources.  Additionally, the Adviser and their advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

Compensation

The compensation of the Adviser’s portfolio managers is based on a number of factors. These factors include an annual fixed salary that is based on various market factors and the skill and experience of the individual.  The portfolio managers are also eligible to receive a discretionary bonus.  The discretionary bonus takes into account several factors including the Adviser’s profitability (net income and ability to pay a bonus), the value and number of accounts/portfolios overseen by the portfolio manager, the general performance of client accounts relative to market conditions and the performance of the Funds based on percent return, adjusted for dividends and capital gains, calculated on a pre-tax basis relative to the performance of the Fund’s relevant benchmarks for the preceding one and three-year periods, or shorter if the Fund has not operated for these periods.  The formula for determining these amounts may vary, and no individual’s compensation is solely tied to the investment performance or asset value of any one product or strategy.

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers of the Acquired Fund as of November 21, 2011:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Acquiring Fund
Marc Pfeffer	$0

OTHER SERVICE PROVIDERS

ADMINISTRATOR/TRANSFER AGENT

The Administrator for the Fund is Gemini Fund Services, LLC, (the "Administrator"), which has its principal office at the Hauppauge Corporate Center, 450 Wireless Blvd., Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Pursuant to a Fund Services Agreement with the Funds the Administrator provides all administrative services necessary for the Fund, subject to the supervision of the Board of Trustees. The Administrator may provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Fund Services Agreement has an initial term of two years and remains in effect for successive twelve-month periods, subject to annual approval of the Board of Trustees. The Fund Services Agreement may be assigned provided the non-assigning party provides prior written consent and provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Fund Services Agreement, the Administrator provides all administrative services, including, without limitation: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) overseeing the performance of administrative and professional services to the Fund by others, including the Fund's Custodian; (iii) preparing , in conjunction with Fund counsel, but not paying for, the periodic updating of the Fund's Registration Statement, Prospectus and Statement of Additional Information, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, preparing the Fund's tax returns, and preparing reports to the Fund's shareholders and the Securities and Exchange Commission; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing, in conjunction with Fund counsel notices and agendas for meetings of the Board of Trustees and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to requirements and restrictions of the Investment Company Act, the Internal Revenue Code and the Prospectus.

The Administrator, pursuant to the Fund Services Agreement, provides the Fund with accounting services, including, without limitation: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the Investment Company Act; (iii) production of the Fund's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund's custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

For the services rendered to the Fund by the Administrator, the Fund pays the Administrator a fee, computed daily and payable monthly at annual rate of 0.04% of the Fund’s average net assets. The Fund also pays the Administrator for any out-of-pocket expenses.

The Administrator, pursuant to the Fund Services Agreement, provides the Fund with transfer agency services.  Under the Fund Services Agreement, the Administrator is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.  The Acquiring Fund will pay the transfer agent for any out-of-pocket expenses.

Custodian

Bank of New York Mellon (“BNYM”), One Wall Street, New York, New York, acts as custodian for the Acquiring Fund.  As such, BNYM  holds all securities and cash of the Acquiring Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of AdvisorOne.  BNYM does not exercise any supervisory function over management of the Acquiring Fund, the purchase and sale of securities or the payment of distributions to shareholders.

Compliance Services

Northern Lights Compliance Services, LLC (“NLCS”), 4020 South 147th Street, Omaha, NE 68137, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to AdvisorOne as well as related compliance services pursuant to a consulting agreement between NLCS and AdvisorOne.  The Acquiring Fund pays a compliance service fee to NLCS.

Legal Counsel

Thompson Hine LLP, 315 Walnut Street, Cincinnati, OH serves as AdvisorOne’s legal counsel.

Distributor

Northern Lights Distributors, LLC (the “Distributor”), 4020 South 147th Street, Omaha, NE 68137 will serve as the principal underwriter and national distributor for the shares of the Acquiring Fund pursuant to an Underwriting Agreement with AdvisorOne (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the FINRA. The offering of the Acquiring Fund's shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Acquiring Fund shares, will use its best efforts to distribute the Acquiring Fund's shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the AdvisorOne Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of AdvisorOne or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Acquiring Fund at any time, without the payment of any penalty, by vote of a majority of the entire AdvisorOne Board or by vote of a majority of the outstanding shares of the Acquiring Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Acquiring Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The Distributor may enter into selling agreements with broker-dealers that solicit orders for the sale of shares of the Acquiring Fund and may allow concessions to dealers that sell shares of the Acquiring Fund.  The Distributor receives the portion of the Class A sales charge on all direct initial investments in the Acquiring Fund and on all investments in accounts with no designed dealer of record.

DISTRIBUTION PLANS

Northern Lights Distributors, LLC (“NLD”) serves as the distributor of the shares of each class of the Acquiring Fund pursuant to an Underwriting Agreement with the Trust. NLD’s principal place of business is 4020 South 147th Street, Omaha, NE 68137. NLD is an affiliate of the Adviser and the Administrator.

The Acquiring Fund has adopted a Distribution Plan for the Premium Shares of the Fund, (“Premium Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Premium Shares are authorized to pay the Adviser a monthly 12b-1 fee as compensation for providing services intended to result in the sale of Premium Shares and/or shareholder support services. The Premium Shares may pay the Adviser a 12b-1 fee at the annual rate up to 0.35% of its average net assets, or such lesser amount as the Trustees may determine from time to time. The Premium Shares currently pay the Adviser a monthly 12b-1 fee at an annual rate of 0.25% of its average net assets throughout the month. The Premium Shares’ 12b-1 fee rate may be increased from the current level only when the Trustees believe that it is in the best interests of Premium Shares shareholders to do so. The Adviser may reimburse the Premium Shares some or all of the 12b-1 fee paid to it in order to limit expenses.

AdvisorOne has adopted a Shareholder Service Plan under which it pays the Adviser up to 0.10% of the average daily net assets of the Institutional Shares, up to 0.25% of the average daily net assets of the Investor Shares and Premium Shares, and up to 0.05% of the average daily net assets of the Financial Shares so that AdvisorOne may obtain the services of the Adviser and other qualified financial institutions to act as shareholder servicing agents for their customers. Under this Plan, AdvisorOne has authorized the Adviser to enter into agreements pursuant to which the shareholder servicing agent performs certain shareholder services. Among the services provided by shareholder servicing agents are: answering customer inquiries regarding account matters; assisting shareholders in designating and changing various account options; aggregating and processing purchase and redemption orders and transmitting and receiving funds for shareholder orders; transmitting, on behalf of AdvisorOne, proxy statements, prospectuses and shareholder reports to shareholders and tabulating proxies; processing dividend payments and providing sub-accounting services for Portfolio shares held beneficially; and providing such other services as the Trust or a shareholder may request.

CODE OF ETHICS

The Trust, the Adviser and the Distributor each have adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust.

In addition, the Trust has adopted a code of ethics, which applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Funds; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.  Under the code of ethics, the Trustees are permitted to invest in securities that may also be purchased by the Funds.

PROXY VOTING POLICIES AND PROCEDURES

Proxies for any portfolio security held by each fund of the Trust are voted by the Adviser in accordance with the Proxy and Corporate Action Voting Policies and Procedures of the Adviser approved by the Trustees of the Trust.  The Adviser’s proxy voting policies and procedures appear in Appendix A.

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available as soon as practicable after filing with the SEC, upon request, by calling toll-free, 1-866-811-0225 or by accessing the SEC’s website at www.sec.gov.  Telephone requests will be honored within three business days of receipt of the request.

BROKERAGE ALLOCATION AND PORTFOLIO TRANSACTIONS

Subject to the general supervision of the AdvisorOne Board, the Adviser is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Funds. The Adviser is also responsible for the implementation of those decisions, including the selection of broker-dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage.

In purchasing and selling each Fund’s portfolio securities, it is the Adviser’s policy to obtain quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates where such rates are negotiable. However, under certain conditions, a Fund may pay higher brokerage commissions in return for brokerage and research services. In selecting broker-dealers to execute a Fund’s portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and the brokerage and research services they provide to the Adviser or the Funds. It is not the policy of the Adviser to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates, although a number of markets continue to be subject to an established schedule of minimum commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount.

For fixed income securities, it is expected that purchases and sales will ordinarily be transacted with the issuer, the issuer’s underwriter, or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid by the Fund. However, the price of the securities generally includes compensation, which is not disclosed separately. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

With respect to equity and fixed income securities, the Adviser may effect principal transactions on behalf of the Funds with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. The prices the Funds pay to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter. The Adviser may receive research services in connection with brokerage transactions, including designations in fixed price offerings.

The Adviser receive a wide range of research services from brokers and dealers covering investment opportunities throughout the world, including information on the economies, industries, groups of securities, individual companies, statistics, political developments, technical market action, pricing and appraisal services, and performance analyses of all the countries in which a Fund’s portfolio is likely to be invested. The Adviser cannot readily determine the extent to which commissions charged by brokers reflect the value of their research services, but brokers occasionally suggest a level of business they would like to receive in return for the brokerage and research services they provide. To the extent that research services of value are provided by brokers, the Adviser may be relieved of expenses, which it might otherwise bear. In some cases, research services are generated by third parties but are provided to the Adviser by or through brokers.

When one or more brokers is believed capable of providing the best combination of price and execution, the  Adviser may select a broker based upon brokerage or research services provided to the Adviser.  The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934 permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).  In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments.  Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis.  The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services.  Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds’ Adviser under the Advisory Agreement.  Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

Portfolio securities will not be purchased from or sold to the Adviser or the Distributor, or any affiliated person of any of them acting as principal, except to the extent permitted by rule or order of the SEC.

DETERMINATION OF NET ASSET VALUE

Pursuant to Rule 2a-7 under the 1940 Act, the AdvisorOne Board has established procedures to stabilize the Acquiring Fund's net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share as a result of fluctuating interest rates, based on available market rates, from the Acquiring Fund’s $1.00 amortized cost price per share. Should that deviation exceed 1/2 of 1%, the AdvisorOne Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders.  Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations.  The Trust has also established procedures to ensure that portfolio securities meet the Acquiring Fund's quality criteria.

In determining the approximate market value of Acquiring Fund's investments, the Acquiring Fund may employ outside organizations that may use a matrix or formula that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula not been used. All cash, receivables and current payables are carried at their face value.

PURCHASE AND REDEMPTION OF SHARES

Purchase of Shares

Orders for shares received by the Acquiring Fund in good order prior to 5:00 pm (Eastern Time) on each day during such periods that the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of New York (the "Federal Reserve") are open for business are priced at NAV per share computed as of 5:00 pm.  Orders received in good order after 5:00 pm on any day that the NYSE and Federal Reserve are open for trading, or on a day one or both is not open for trading, are priced as of 5:00 on the next day on which the NYSE and Federal Reserve are open for trading at the next determined NAV or offering price per share.

Redemption of Shares

The Acquiring Fund will redeem all or any portion of a shareholder's shares in the Acquiring Fund when requested in accordance with the procedures set forth in the section entitled “How to Redeem Shares” in Appendix B. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a)

when either the NYSE or Federal Reserve is closed, other than customary weekend and holiday closings;

(b)

when trading on the NYSE is restricted for any reason;

(c)

when an emergency exists as a result of which disposal by the Acquiring Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Acquiring Fund to fairly determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

Additional supporting documents will be required from executors, administrators, or trustees, if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Redemptions In-Kind. Each Fund intends to pay all redemptions of its shares in cash. However, each Fund may make full or partial payment of any redemption request by the payment to shareholders of portfolio securities of the applicable Fund (i.e., by redemption-in-kind), at the value of such securities used in determining the redemption price. The Funds, nevertheless, pursuant to Rule 18f-1 under the 1940 Act, have filed a notification of election under which each Fund is committed to pay in cash to any shareholder of record, all such shareholder’s requests for redemption made during any 90-day period, up to the lesser of $250,000 or 1% of the applicable Fund’s net asset value at the beginning of such period. The securities to be paid in-kind to any shareholders will be readily marketable securities selected in such manner, as the Board of Trustees of the Trust deems fair and equitable. If shareholders were to receive redemptions-in-kind, they would incur brokerage costs should they wish to liquidate the portfolio securities received in such payment of their redemption request. The Trust does not anticipate making redemptions-in-kind.

TAX INFORMATION

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. The tax considerations relevant to a specific shareholder depend upon its specific circumstances, and the following general summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Acquiring Fund or its investments. This general summary is based on the Code, the Federal Income Tax Regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis).

The Acquired Fund has qualified and the Acquiring Fund, as the successor to the Acquired Fund if the Proposed Reorganization is approved, intends to continue to qualify and each has elected or will elect to be treated as a regulated investment company under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Acquiring Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Acquiring Fund will be computed in accordance with Section 852 of the Code.

To be treated as a regulated investment company under Subchapter M of the Code, the Acquiring Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Acquiring Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Acquiring Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Acquiring Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Acquiring Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Acquiring Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Acquiring Fund generally would not be liable for income tax on the Acquiring Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Acquiring Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Acquiring Fund.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Acquiring Fund. Under the recently enacted Regulated Investment Company Act of 2010, the Acquiring Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years.  Thus, pre-enactment capital loss carryforwards may be more likely to expire unused.  Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Acquiring Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify (i) for the 70% dividends-received deduction for corporate shareholders or (ii) as “qualified dividend income” in the case of non-corporate shareholders.

The Acquiring Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Acquiring Fund currently intends to distribute any such amounts. If net capital gain is distributed and reported as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Portfolio prior to the date on which the shareholder acquired his shares.

Conversely, if the Acquiring Fund elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Acquiring elects to retain its net capital gain, it is expected that the Acquiring Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Distributions by the Acquiring Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by the Acquiring Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Acquiring Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Portfolio reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Portfolio, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by the Acquiring Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Portfolio and net gains from the disposition of shares of the Portfolio.

The Acquiring Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Acquiring Fund’s ordinary income for the calendar year and at least 98% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Acquiring Fund during the preceding calendar year. Under ordinary circumstances, the Acquiring Fund expects to time its distributions so as to avoid liability for this excise tax.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as short-term capital gain; regardless of the length of time the shares of the Trust have been held by such shareholders.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to reinvest distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

Sale or Redemption of Shares

The Acquiring Fund seeks to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that the Acquiring Fund will do this. If the net asset value varies from $1.00 per share, a shareholder will recognize gain or loss on the sale or redemption of shares of the Acquiring Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Acquiring Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Acquiring Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

Tax Shelter and Other Reporting Requirements

If a shareholder realizes a loss on the disposition of shares of the Portfolio of at least $2 million in any single taxable year, or at least $4 million in any combination of taxable years (for an individual shareholder) or at least $10 million in any single taxable year, or at least $20 million in any combination of taxable years (for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders should consult their tax advisers to determine the applicability of this requirement in light of their individual circumstances.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from the Portfolio is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from the Acquiring Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will, subject to the discussion below with respect to “interest-related dividends” and “short-term capital gains dividends,” be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale or redemption of shares of the Acquiring Fund, capital gain dividends, and amounts retained by the Portfolio that are designated as undistributed capital gains.

For taxable years beginning before January 1, 2013, U.S. withholding tax generally would not apply to amounts designated by the Acquiring Fund as an “interest-related dividend” or a “short-term capital gain dividend.” Although this exemption does not apply to dividends paid with respect to taxable years of the Portfolio beginning after December 31, 2009, Congress is considering legislation that would retroactively extend the exemption to dividends paid with respect to tax years beginning before January 1, 2011.

If the income from the Acquiring Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale or redemption of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of a foreign non-corporate shareholder, the Acquiring Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding tax (or subject to withholding at a reduced treaty rate) unless such shareholder furnishes the Portfolio with proper notification of its foreign status.

Payments after 2012 of dividends on, and gross proceeds from the redemption of, shares of a Fund made to “foreign financial institutions” and certain other foreign entities will be subject to U.S. withholding tax at a rate of 30% unless various certification, information reporting, due diligence and other applicable requirements (different from, and in addition to, those described above) are satisfied. Payments to a foreign financial institution generally will be subject to withholding unless, among other things, it enters into an agreement with the U.S. Treasury to obtain information with respect to and report on accounts held by certain U.S. persons or U.S. owned foreign entities, and to withhold on payments made to certain account holders. Payments to a foreign entity that is not a foreign financial institution generally will be subject to withholding if such entity or another non-financial foreign entity is the beneficial owner of the payment unless, among things, the beneficial owner or payee either certifies that the beneficial owner of the payment does not have any “substantial United States owners” or provides certain identifying information with respect to each of its substantial United States owners. Payments that are taken into account as effectively connected income are not subject to these withholding rules. Foreign shareholders should consult their own tax advisors as to the applicability and consequences of this new legislation to them.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Acquiring Fund, including the applicability of foreign taxes.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

FINANCIAL STATEMENTS

Pro forma financial information has not been prepared for the reorganization of the Acquired Fund into the Acquiring Fund because the Acquired Fund is being reorganized into a newly organized series with no assets and liabilities that will commence investment operations upon completion of the reorganization and continue the operations of the Acquired Fund.  The Acquiring Fund will adopt the financial statements and financial history of the Acquired Fund upon the consummation of the reorganization.  The audited financial statements, financial highlights, and report of independent registered public accounting firm relating to the Acquired Fund’s Annual Report to Shareholders for the fiscal year ended November 30, 2011 are hereby incorporated by reference into this SAI, as is the Semi-Annual Report to Shareholders of the Acquired Trust for the period ended May 31, 2011

APPENDIX A

PROXY VOTING POLICY OF THE ACQUIRING FUND

Policy
CLS Investments, LLC (“CLS”), as a matter of policy and practice, has no authority to vote proxies on behalf of advisory clients unless otherwise agreed to in writing. The firm may offer assistance as to proxy matters upon a client's request, but the client always retains the proxy voting responsibility. CLS' policy of having no proxy voting responsibility is disclosed to its advisory clients.  CLS also serves as an investment adviser or sub-adviser to several open-end investment companies.  CLS' general policy with respect to its proxy and corporate action obligations are set forth below.

Background
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility
The Chief Compliance Officer has the responsibility for the implementation and monitoring of our proxy policy and to ensure that the firm does not accept or exercise any proxy voting authority on behalf of clients without an appropriate review and change of the firm's policy with appropriate regulatory requirements being met and records maintained.

Procedure
CLS has adopted various procedures to implement the firm's policy and reviews to monitor and ensure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

•

CLS discloses its proxy voting policy of not having proxy voting authority in the firm's Disclosure Document or other client information.

•

CLS' advisory agreements provide that the firm has no proxy voting responsibilities and that the advisory clients expressly retain such voting authority.

•

CLS' new client information materials may also indicate that advisory clients retain proxy voting authority.

•

Proxies for securities held in client accounts will generally be received by the client directly from the custodian of the client's assets, or will be handled as otherwise agreed between the client and the custodian.

•

The Chief Compliance Officer reviews the nature and extent of advisory services provided by the firm and monitors such services to periodically determine and confirm that client proxies are not being voted by the firm or anyone within the firm.

Proxies for AdvisorOne Funds and Rydex Variable Trust

CLS serves as investment adviser to certain investment companies under the AdvisorOne Funds trust and sub-adviser to certain series of the Rydex Variable Trust (each a “Fund”).  Each Fund is a fund of funds, meaning these Funds pursue their investment goals by investing primarily in other investment companies that are not affiliated (“Underlying Funds”).  As a fund of funds, the Funds are required by the Investment Company Act to handle proxies received from Underlying Funds in a certain manner.  In particular it is the policy of CLS to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from Fund shareholders, pursuant to Section 12(d)(1)(F) of the Investment Company Act.  All proxies received from Underlying Funds will be reviewed with the Chief Compliance Officer or appropriate legal counsel to ensure proper voting.  After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer for future reference.

The Chief Compliance Officer is ultimately responsible for ensuring that all proxies received by CLS are voted in a timely manner and in a manner consistent with the established CLS' policies.  Although the majority of proxy proposals can be handled in accordance with CLS' established proxy policies, CLS recognizes that some proposals require special consideration that may dictate that exceptions are made to its general procedures.

Additional Procedures

The Chief Compliance Officer is also responsible for reviewing the proxy proposal for conflicts of interest as part of the overall vote review process and ensuring that all corporate action notices or requests which require shareholder action received by CLS are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.  All material conflicts of interest so identified by CLS will be addressed according the procedures set forth below:

1.

Vote in Accordance with the Established Policy.  In most instances, CLS has little or no discretion to deviate from its general proxy voting policy and shall vote in accordance with such pre-determined voting policy.

2.

Client Direction.  Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, CLS will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client.  If any proxy material is received by CLS, it will promptly be forwarded to the client or specified third party.

3.

Obtain Consent of Clients.  To the extent that CLS has discretion to deviate with respect to the proposal in question, CLS will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities.  The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of CLS' conflict that the client would be able to make an informed decision regarding the vote.  If a client does not respond to such a conflict disclosure request or denies the request, CLS will abstain from voting the securities held by that client’s account.

4.

Client Directive to Use an Independent Third Party.  Alternatively, a client may, in writing, specifically direct CLS to forward all proxy matters in which CLS has a conflict of interest regarding the client’s securities to an identified independent third party for review and recommendation.  Where such independent third party’s recommendations are received on a timely basis, CLS will vote all such proxies in accordance with such third party’s recommendation.  If the third party’s recommendations are not timely received, CLS will abstain from voting the securities held by that client’s account.

RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, CLS will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that CLS may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by CLS that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

CLS will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how CLS voted proxies with respect to the clients’ portfolio securities.  Clients may obtain information on how their securities were voted or a copy of CLS' Policies and Procedures by written request addressed to CLS.  CLS will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

GUIDELINES FOR EXCEPTIONS TO GENERAL POLICY

Under circumstances where CLS' general voting policies do not apply the following guidelines are to be used in voting proposals, but will not be used as rigid rules.  Each proxy issue will be considered individually.

A.

Oppose

CLS will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment.  Proposals in this category would include:

1.

Issues regarding the issuer’s Board entrenchment and anti-takeover measures such as the following:

a.

Proposals to stagger board members’ terms;

b.

Proposals to limit the ability of shareholders to call special meetings;

c.

Proposals to require super majority votes;

d.

Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

e.

Proposals regarding “fair price” provisions;

f.

Proposals regarding “poison pill” provisions; and

g.

Permitting “green mail”.

2.

Providing cumulative voting rights.

3.

“Social issues,” unless specific client guidelines supersede, e.g., restrictions regarding South Africa.

4.

Election of directors recommended by management and not recommended by the issuers board.

B.

Approve

CLS will generally vote in favor of routine proposals are those which do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders.  Given the routine nature of these proposals, proxies will nearly always be voted with management.  Traditionally, these issues include:

1.

Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.

2.

Date and place of annual meeting.

3.

Limitation on charitable contributions or fees paid to lawyers.

4.

Ratification of directors’ actions on routine matters since previous annual meeting.

5.

Confidential voting --Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure in shareholders regarding their vote on proxy issues. CLS will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

6.

Limiting directors’ liability.

7.

Eliminate preemptive right -- Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

8.

CLS generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

9.

Employee Stock Purchase Plan

10.

Establish 401(k) Plan

C.

Case-By-Case

CLS will review each issue in this category on a case-by-case basis.  Voting decisions will be made based on the financial interest of the fund.  These matters include:

1.

Pay directors solely in stocks

2.

Eliminate director mandatory retirement policy

3.

Rotate annual meeting location/date

4.

Option and stock grants to management and directors

5.

Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.

Milestone Capital Management

PROXY CARD FOR

MILESTONE TREASURY OBLIGATIONS FUND
SPECIAL MEETING OF SHAREHOLDERS – DECEMBER 27, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. This proxy card will be voted as instructed. If no specification is made, the proxy card will be voted "FOR" the proposals. The proxies are authorized, in their discretion, to vote upon such matters as may come before the Special Meeting or any adjournments.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature

Signature (if held jointly)

Date

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

This proxy is solicited by the Board of Trustees, who unanimously recommends that you vote "FOR" the Proposals.

VOTE BY PHONE:
To cast your vote by phone with a proxy voting representative, call toll-free 1(800) 581-5238 and provide the representative with the TAG ID found on the bottom left of this proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 A.M. to 10:00 P.M. and Saturday 12:00 P.M. through 6:00 P.M. Eastern Time.

VOTE BY MAIL:
To vote your proxy by mail, check the appropriate voting box on the reverse side of the Proxy Ballot, sign and date the ballot and return it in the enclosed postage-paid envelope or mail to: TAG Proxy Services, P.O. Box 268, Lyndhurst, NJ 07071.

THIS CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE COMPLETE AND RETURN THIS PROXY BALLOT PROMPTLY. PROXY BALLOTS MUST BE RECEIVED BY DECEMBER 27, 2011 TO BE COUNTED.

TAGID SCANNER CODE CUSIP

MILESTONE TREASURY OBLIGATIONS FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS AND IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE MARK VOTES AS IN THIS EXAMPLE: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

MEETING ATTENDANCE:

MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE SPECIAL MEETING. IF YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE BE PREPARED TO PRESENT PHOTO IDENTIFICATION AND PROOF OF SHARE OWNERSHIP. ☐

NOTE ADDRESS CHANGE:

____

____

____

IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE WITH VOTING, PLEASE CALL 1 (800) 581-5238 FROM 9:00 A.M. TO 10:00 P.M. ET MONDAY THROUGH FRIDAY AND 12:00 P.M. TO 6:00 P.M. ET SATURDAY.

A COPY OF THE PROXY STATEMENT AND SAMPLE OF THE BALLOT ARE AVAILABLE ONLINE AT:
www.proxyonline.us/docs/milestonetreasuryobligationsfund.pdf

PLEASE SIGN AND DATE ON REVERSE SIDE.

TAGID SCANNER CODE CUSIP